Exhibit 4.1











               ========================================================



                                  RJR NABISCO, INC.,

                                                              Issuer

                                         AND

                                   CITIBANK, N.A.,

                                                             Trustee


                            Amended and Restated Indenture

                                     Dated as of
                                    ______, 1995



                                      __________




               ========================================================

















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                                  TABLE OF CONTENTS

                                      __________


                                                                    Page
                                                                    ----

             PARTIES..............................................   1
             RECITALS

                  Authorization of Indenture......................   1
                  Compliance with Legal Requirements..............   1
                  Purpose of and Consideration for Indenture......   1


                                     ARTICLE ONE

                                     DEFINITIONS.


             SECTION 1.1.   Certain Terms Defined.................   1
                            Attributable Debt.....................   2
                            Authenticating Agent..................   2
                            Authorized Newspaper..................   2
                            Board of Directors....................   2
                            Board Resolution......................   2
                            Business Day..........................   3
                            Commission............................   3
                            Composite Rate........................   3
                            Consolidated Net Worth................   4
                            Corporate Trust Office................   4
                            Coupon................................   4
                            covenant defeasance...................   4
                            Depositary............................   4
                            Dollar................................   4
                            ECU...................................   4
                            Event of Default......................   4
                            Exempted Debt.........................   4
                            Foreign Currency......................   5
                            Funded Debt...........................   5
                            Holder, Holder of Securities,
                              Securityholder......................   5
                            Indenture.............................   5
                            Interest..............................   5
                            Issuer................................   5










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                            Issuer Order..........................   5
                            Nabisco Holdings......................   6
                            Judgment Currency.....................   5
                            Officers' Certificate.................   6
                            Opinion of Counsel....................   6
                            Original issue date...................   6
                            Original Issue Discount Security......   6
                            Outstanding...........................   6
                            Periodic Offering.....................   7
                            Person................................   7
                            Principal.............................   7
                            Principal Property....................   7
                            Registered Global Security............   8
                            Registered Security...................   8
                            Responsible Officer...................   8
                            Restricted Subsidiary.................   8
                            Security or Securities................   8
                            Securities Act........................   9
                            Subsidiary............................   9
                            Trust Indenture Act of 1939...........   9
                            Trustee...............................   9
                            U.S. Government Obligations...........   9
                            Unregistered Security.................   9
                            Vice President........................   9
                            Yield to Maturity.....................   9


                                     ARTICLE TWO

                                     SECURITIES.


             SECTION 2.1.   Forms Generally.......................  10
             SECTION 2.2.   Form of Trustee's Certificate
                              of Authentication...................  10
             SECTION 2.3.   Amount Unlimited; Issuable in Series..  11
             SECTION 2.4.   Authentication and Delivery of
                              Securities..........................  14
             SECTION 2.5.   Execution of Securities...............  17
             SECTION 2.6.   Certificate of Authentication.........  18
             SECTION 2.7.   Denomination and Date of
                              Securities; Payments of Interest....  18
             SECTION 2.8.   Registration, Transfer and Exchange...  19
             SECTION 2.9.   Mutilated, Defaced, Destroyed, Lost
                              and Stolen Securities...............  23
             SECTION 2.10.  Cancellation of Securities;
                              Destruction Thereof.................  25
             SECTION 2.11.  Temporary Securities..................  25
             SECTION 2.12.  CUSIP Numbers.........................  26





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                                    ARTICLE THREE

                               COVENANTS OF THE ISSUER.


             SECTION 3.1.   Payment of Principal and Interest.....  26
             SECTION 3.2.   Offices for Payments, etc.............  27
             SECTION 3.3.   Appointment to Fill a Vacancy in
                              Office of Trustee...................  29
             SECTION 3.4.   Paying Agents.........................  29
             SECTION 3.5.   Certificate to Trustee................  30
             SECTION 3.6.   Negative Pledge.......................  30
             SECTION 3.7.   Certain Sale and Lease-back
                              Transactions........................  32
             SECTION 3.8.   Funded Debt of Restricted
                              Subsidiaries........................  33
             SECTION 3.9.   Luxembourg Publications................ 34


                                     ARTICLE FOUR

                       SECURITYHOLDERS LISTS AND REPORTS BY THE
                               ISSUER AND THE TRUSTEE.


             SECTION 4.1.   Issuer to Furnish Trustee Information
                              as to Names and Addresses of
                              Securityholders.....................  34
             SECTION 4.2.   Reports by the Issuer.................  34
             SECTION 4.3.   Reports by the Trustee................  35


                                     ARTICLE FIVE

                     REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS
                                 ON EVENT OF DEFAULT.


             SECTION 5.1.   Event of Default Defined; Acceleration
                              of Maturity; Waiver of Default......  35
             SECTION 5.2.   Collection of Indebtedness by Trustee;
                              Trustee May Prove Debt..............  38
             SECTION 5.3.   Application of Proceeds...............  41
             SECTION 5.4.   Suits for Enforcement.................  42
             SECTION 5.5.   Restoration of Rights on Abandonment
                              of Proceedings......................  42
             SECTION 5.6.   Limitations on Suits by
                              Securityholders.....................  43
             SECTION 5.7.   Unconditional Right of



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                              Securityholders to Institute
                              Certain Suits.......................  43
             SECTION 5.8.   Powers and Remedies Cumulative;
                              Delay or Omission Not Waiver of
                              Default.............................  44
             SECTION 5.9.   Control by Securityholders............  44
             SECTION 5.10.  Waiver of Past Defaults...............  45
             SECTION 5.11.  Trustee to Give Notice of Default,
                              But May Withhold in Certain
                              Circumstances.......................  45
             SECTION 5.12.  Right of Court to Require Filing
                              of Undertaking to Pay Costs.........  46


                                     ARTICLE SIX

                               CONCERNING THE TRUSTEE.


             SECTION 6.1.   Duties and Responsibilities of the
                              Trustee; During Default; Prior to
                              Default.............................  46
             SECTION 6.2.   Certain Rights of the Trustee.........  48
             SECTION 6.3.   Trustee Not Responsible for Recitals,
                              Disposition of Securities or
                              Application of Proceeds Thereof.....  50
             SECTION 6.4.   Trustee and Agents May Hold
                              Securities; Collections, etc........  50
             SECTION 6.5.   Moneys Held by Trustee................  50
             SECTION 6.6.   Compensation and Indemnification
                              of Trustee and Its Prior Claim......  50
             SECTION 6.7.   Right of Trustee to Rely on
                              Officers' Certificate, etc..........  51
             SECTION 6.8.   Indentures Not Creating Conflicting
                              Interests for the Trustee...........  51
             SECTION 6.9.   Persons Eligible for Appointment
                              as Trustee..........................  52
             SECTION 6.10.  Resignation and Removal; Appointment
                              of Successor Trustee................  52
             SECTION 6.11.  Acceptance of Appointment by
                              Successor Trustee...................  54
             SECTION 6.12.  Merger, Conversion, Consolidation or
                              Succession to Business of Trustee...  55
             SECTION 6.13.  Appointment of Authenticating Agent...  56










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                                    ARTICLE SEVEN

                           CONCERNING THE SECURITYHOLDERS.


             SECTION 7.1.   Evidence of Action Taken by
                              Securityholders.....................  57
             SECTION 7.2.   Proof of Execution of Instruments and
                              of Holding of Securities;  Record
                              Date................................  57
             SECTION 7.3.   Holders to Be Treated as Owners.......  59
             SECTION 7.4.   Securities Owned by Issuer Deemed Not
                              Outstanding.........................  59
             SECTION 7.5.   Right of Revocation of Action Taken...  60


                                    ARTICLE EIGHT

                               SUPPLEMENTAL INDENTURES.


             SECTION 8.1.   Supplemental Indentures Without
                              Consent of Securityholders..........  61
             SECTION 8.2.   Supplemental Indentures With Consent
                              of Securityholders..................  63
             SECTION 8.3.   Effect of Supplemental Indenture......  64
             SECTION 8.4.   Documents to Be Given to Trustee......  65
             SECTION 8.5.   Notation on Securities in Respect of
                              Supplemental Indentures.............  65


                                     ARTICLE NINE

                      CONSOLIDATION, MERGER, SALE OR CONVEYANCE.


             SECTION 9.1.   Covenant Not to Merge, Consolidate,
                              Sell or Convey Property Except
                              Under Certain Conditions............  65
             SECTION 9.2.   Successor Corporation Substituted.....  66
             SECTION 9.3.   Opinion of Counsel to Trustee.........  66


                                     ARTICLE TEN

                       SATISFACTION AND DISCHARGE OF INDENTURE;
                                  UNCLAIMED MONEYS.


             SECTION 10.1.  Satisfaction and Discharge of
                              Indenture...........................  67



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             SECTION 10.2.  Application by Trustee of Funds
                              Deposited for Payment of Securities.  71
             SECTION 10.3.  Repayment of Moneys Held by Paying
                              Agent...............................  72
             SECTION 10.4.  Return of Moneys Held By Trustee
                              and Paying Agent Unclaimed
                              for Two Years.......................  72



                                    ARTICLE ELEVEN

                              MISCELLANEOUS PROVISIONS.


             SECTION 11.1.  Incorporators, Stockholders, Officers
                              and Directors of Issuer Exempt from
                              Individual Liability................  72
             SECTION 11.2.  Provisions of Indenture for the Sole
                              Benefit of Parties and Security-
                              holders.............................  73
             SECTION 11.3.  Successors and Assigns of Issuer
                              Bound by Indenture..................  73
             SECTION 11.4.  Notices and Demands on Issuer,
                              Trustee and Securityholders.........  73
             SECTION 11.5.  Officers' Certificates and Opinions
                              of Counsel; Statements to Be Con-
                              tained Therein......................  74
             SECTION 11.6.  Payments Due on Saturdays, Sundays
                              and Holidays........................  75
             SECTION 11.7.  Conflict of Any Provision of
                              Indenture with Trust Indenture
                              Act of 1939.........................  75
             SECTION 11.8.  New York Law to Govern................  76
             SECTION 11.9.  Counterparts..........................  76
             SECTION 11.10. Effect of Headings....................  76
             SECTION 11.11. Securities in a Foreign Currency
                              or in ECU...........................  76
             SECTION 11.12. Judgment Currency.....................  77
             SECTION 11.13. Severability of Provisions............  78


                                    ARTICLE TWELVE

                     REDEMPTION OF SECURITIES AND SINKING FUNDS.


             SECTION 12.1.  Applicability of Article..............  78
             SECTION 12.2.  Notice of Redemption; Partial
                              Redemptions.........................  78
             SECTION 12.3.  Payment of Securities Called for



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                              Redemption..........................  80
             SECTION 12.4.  Exclusion of Certain Securities from
                              Eligibility for Selection for
                              Redemption..........................  81
             SECTION 12.5.  Mandatory and Optional Sinking Funds..  82


             TESTIMONIUM..........................................  86

             SIGNATURES...........................................  86

             ACKNOWLEDGMENTS......................................  87










































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                       THIS AMENDED AND RESTATED INDENTURE, dated as of
             ________ __, 1995 between RJR NABISCO, INC., a Delaware corporation (the "Issuer"), and CITIBANK, N.A., a national association (the "Trustee"),

                                 W I T N E S S E T H:


                       WHEREAS, the Issuer and the Trustee have
             previously entered into an Indenture dated August 1, 1992 (the "Original Indenture); and

                       WHEREAS, on June 5, 1995 the Issuer and the
             Trustee executed a Supplemental Indenture to the Original Indenture; and

                       WHEREAS, the Issuer desires to amend and restate
             the Original Indenture; and

                       WHEREAS, the Issuer has duly authorized the issue
             from time to time of its debentures, notes or other evidences of indebtedness to be issued in one or more series (the "Securities") up to such principal amount or amounts as may from time to time be authorized in accordance with the terms of this Indenture and to provide, among other things, for the authentication, delivery and administration thereof, the Issuer has duly authorized the execution and delivery of this Indenture; and

                       WHEREAS, the Issuer has duly authorized the exe-
             cution and delivery of this Indenture to provide, among other things, for the authentication, delivery and admin-istration of the Securities; and

                       WHEREAS, all things necessary to make this Inden-
             ture a valid indenture and agreement according to its terms have been done;

                       NOW, THEREFORE:

                       In consideration of the premises and the purchases
             of the Securities by the holders thereof, the Issuer and the Trustee mutually covenant and agree for the equal and pro-portionate benefit of the respective holders from time to time of the Securities or of series thereof and of the Coupons, if any, appertaining thereto as follows:

                                     ARTICLE ONE

                                     DEFINITIONS
                                     -----------










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                       SECTION 1.1  Certain Terms Defined.  The following
                                    ---------------------
             terms (except as otherwise expressly provided or unless the context otherwise clearly requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section. All other terms used in this Indenture that are defined in the Trust Indenture Act of 1939 or the definitions of which in the Securities Act of 1933 are referred to in the Trust Indenture Act of 1939, including terms defined therein by reference to the Securities Act of 1933 (except as herein otherwise expressly provided or unless the context otherwise clearly requires), shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of this Indenture. All accounting terms used herein and not expressly defined shall have the meanings assigned to such terms in accordance with generally accepted accounting principles, and the term "generally
                                                           ---------
             accepted accounting principles" means such accounting prin-
             ------------------------------
             ciples as are generally accepted at the time of any compu-tation. The words "herein", "hereof" and "hereunder" and
                                 ------    ------       ---------
             other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. The terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular.

                       "Attributable Debt" means, when used in connection
                        -----------------
             with a sale and lease-back transaction referred to in Sec-tion 3.7, on any date as of which the amount thereof is to be determined, the product of (a) the net proceeds from such sale and lease-back transaction multiplied by (b) a frac-tion, the numerator of which is the number of full years of the term of the lease relating to the property involved in such sale and lease-back transaction (without regard to any options to renew or extend such term) remaining on the date of the making of such computation and the denominator of which is the number of full years of the term of such lease measured from the first day of such term.

                       "Authenticating Agent" shall have the meaning set
                        --------------------
             forth in Section 6.13.

                       "Authorized Newspaper" means a newspaper (which,
                        --------------------
             in the case of The City of New York, will, if practicable, be The Wall Street Journal (Eastern Edition), in the case of the United Kingdom, will, if practicable, be the Financial Times (London Edition) and, in the case of Luxembourg, will, if practicable, be the Luxemburger Wort) published in an official language of the country of publication customarily published at least once a day for at least five days in each



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             calendar week and of general circulation in The City of New
             York, the United Kingdom or in Luxembourg, as applicable.
             If it shall be impractical in the opinion of the Trustee to make any publication of any notice required hereby in an Authorized Newspaper, any publication or other notice in lieu thereof which is made or given with the approval of the Trustee shall constitute a sufficient publication of such notice.

                       "Board of Directors" means either the Board of
                        ------------------
             Directors of the Issuer or any committee of such Board duly authorized to act hereunder.

                       "Board Resolution" means a copy of one or more
                        ----------------
             resolutions certified by the Secretary or any Assistant Secretary of the Issuer to have been duly adopted or consen-ted to by the Board of Directors and as being in full force and effect as of the date of certification, which copy is delivered to the Trustee.

                       "Business Day" means any day, other than a
                        ------------
             Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close in The City of New York and
             (i) with respect to any Note the interest of which is based on LIBOR, in the City of London, (ii) with respect to Notes denominated in a specified currency other than U.S. dollars, Australian dollars or European Currency Units, in the principal financial center of the country of the specified currency, (iii) with respect to Notes denominated in Australian dollars, in Sydney and (iv) with respect to Notes denominated in European Currency Units, in Luxembourg and that is not a non-European Currency Units clearing day, as determined by the European Currency Units Banking Association in Paris.

                       "Commission" means the Securities and Exchange
                        ----------
             Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended or if at any time after the execution and delivery of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act of 1939, then the body performing such duties on such date.

                       "Composite Rate" means, at any time, the rate of
                        --------------
             interest, per annum, compounded semiannually, equal to the sum of the rates of interest borne by each of the Securities of a series Outstanding hereunder (as specified on the face of each of the Securities, provided, that, in the case of
                                        --------
             the Securities with variable rates of interest, the interest rate to be used in calculating the Composite Rate shall be



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             the interest rate applicable to such Securities at the
             beginning of the year in which the Composite Rate is being determined and, provided, further, that, in the case of
                             --------
             Securities of a series which do not bear interest, the interest rate to be used in calculating the Composite Rate shall be a rate equal to the yield to maturity on such Securities, calculated at the time of issuance of such Securities) multiplied, in the case of each of the Securities of a series, by the percentage of the aggregate principal amount of all of the Securities then Outstanding represented by such Security. For the purposes of this calculation, the aggregate principal amounts of Outstanding Securities of a series that are denominated in a foreign currency, shall be calculated in the manner set forth in
             Section 11.11.

                       "Consolidated Net Worth" means, at any date of
                        ----------------------
             determination, the consolidated stockholder's equity of the Issuer, as set forth on the then most recently available consolidated balance sheet of the Issuer and its consolidated Subsidiaries; provided that if at such date Nabisco Holdings, including its successors and assigns, is a consolidated Subsidiary of the Issuer, such calculation shall be increased by (i) the amount of the minority interest in Nabisco Holdings, including its successors and assigns, as set forth on the then most recently available consolidated balance sheet of the Issuer and its consolidated Subsidiaries, and reduced by (ii) the consolidated stockholders' equity of Nabisco Holdings, including its successors and assigns, as set forth on the then most recently available consolidated balance sheet of Nabisco Holdings and its consolidated subsidiaries; provided further that if at such date Nabisco Holdings, including its successors and assigns, is not a consolidated Subsidiary of the Issuer, such calculation shall be reduced by the amount of the Issuer's investment in Nabisco Holdings, including its successors and assigns, if any, as set forth on the then most recently available consolidated balance sheet of the Issuer and its consolidated Subsidiaries.

                       "Corporate Trust Office" means the office of the
                        ----------------------
             Trustee at which the corporate trust business of the Trustee shall, at any particular time, be principally administered, which office is, as of the date hereof, located at 120 Wall Street, 13th Floor, New York, New York 10043, Attention:
             Corporate Trust Administration.

                       "Coupon" means any interest coupon appertaining to
                        ------
             a Security.





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                       "covenant defeasance" shall have the meaning set
                        -------------------
             forth in Section 10.1(C).

                       "Depositary" means, with respect to the Securities
                        ----------
             of any series issuable or issued in the form of one or more Registered Global Securities, the Person designated as Depo-sitary by the Company pursuant to Section 2.3 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, "Depositary" as used with respect to the Securities of any such series shall mean the Depositary with respect to the Registered Global Securities of that series.

                       "Dollar" means the coin or currency of the United
                        ------
             States of America as at the time of payment is legal tender for the payment of public and private debts.

                       "ECU" means the European Currency Unit as defined
                        ---
             and revised from time to time by the Council of European
             Communities.

                       "Event of Default" means any event or condition
                        ----------------
             specified as such in Section 5.1, continued for the period of time, if any, therein designated.

                       "Exempted Debt" means the sum, without dupli-
                        -------------
             cation, of the following items outstanding as of the date Exempted Debt is being determined: (i) indebtedness of the Issuer and its Restricted Subsidiaries incurred after the date of this Indenture and secured by liens created or assumed or permitted to exist pursuant to Section 3.6(b),
             (ii) Attributable Debt of the Issuer and its Restricted Subsidiaries in respect of all sale and lease-back transac-tions with regard to any Principal Property entered into pursuant to Section 3.7(b) and (iii) Funded Debt of Restricted Subsidiaries created, assumed or guaranteed or permitted to exist pursuant to Section 3.8(b).

                       "Foreign Currency" means either (i) a currency
                        ----------------
             issued by the government of a country other than the United States or (ii) ECU's or another composite currency the value of which is determined by reference to the values of the currencies of any group of countries.

                       "Funded Debt" means all indebtedness for money
                        -----------
             borrowed, including purchase money indebtedness, having a maturity of more than one year from the date of its creation or having a maturity of less than one year but by its terms




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             being renewable or extendible, at the option of the obligor in respect thereof, beyond one year from its creation.

                       "Holder", "Holder of Securities", "Securityholder"
                        ------    --------------------    --------------
             or other similar terms mean (a) in the case of any Regis-tered Security, the person in whose name such Security is registered in the security register kept by or on behalf of the Issuer for that purpose in accordance with the terms hereof, and (b) in the case of any Unregistered Security, the bearer of such Security, or any Coupon appertaining thereto, as the case may be.

                       "Indenture" means this instrument as originally
                        ---------
             executed and delivered or, if amended or supplemented as herein provided, as so amended or supplemented or both, and shall include the forms and terms of particular series of Securities established as contemplated hereunder.

                       "Interest" means, when used with respect to
                        --------
             non-interest bearing Securities, interest payable after maturity.

                       "Issuer" means (except as otherwise provided in
                        ------
             Article Five) RJR Nabisco, Inc., a Delaware corporation, and, its successors and assigns through the operation of or pursuant to the provisions of Article Nine.

                       "Issuer Order" means a written statement, request
                        ------------
             or order of the Issuer signed in its name by the Chief Executive Officer, the President, any Vice President, the Treasurer or the Controller of the Issuer and delivered to the Trustee.

                       "Judgment Currency" shall have the meaning set
                        -----------------
             forth in Section 11.12.

                       "Nabisco Holdings" means Nabisco Holdings Corp., a
                        ----------------
             Delaware corporation.

                       "Officers' Certificate" means a certificate signed
                        ---------------------
             by the Chairman of the Board of Directors or Vice Chairman of the Board of Directors or the President or the Chief Executive Officer or any Vice President and by the Treasurer or Controller or the Secretary or any Assistant Treasurer or Assistant Controller or Assistant Secretary of the Issuer and delivered to the Trustee. Each such certificate shall comply with Section 314 of the Trust Indenture Act of 1939 and include (except as otherwise provided in this Indenture) the statements provided for in Section 11.5.





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                       "Opinion of Counsel" means an opinion in writing
                        ------------------
             signed by legal counsel who may be an employee of or counsel to the Issuer. Each such opinion shall comply with Section 314 of the Trust Indenture Act of 1939 and include the statements provided for in Section 11.5, if and to the extent required hereby.

                       "original issue date" of any Security (or portion
                        -------------------
             thereof) means the earlier of (a) the date of authentication of such Security or (b) the date of any Security (or portion thereof) for which such Security was issued (directly or indirectly) on registration of transfer, exchange or substitution.

                       "Original Issue Discount Security" means any
                        --------------------------------
             Security that provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof pursuant to Section 5.1.

                       "Outstanding", when used with reference to Securi-
                        -----------
             ties, shall, subject to the provisions of Section 7.4, mean, as of any particular time, all Securities authenticated and delivered by the Trustee under this Indenture, except

                       (a)  Securities theretofore cancelled by the
                  Trustee or delivered to the Trustee for cancellation;

                       (b) Securities, or portions thereof, for the payment or redemption of which moneys or U.S. Govern-ment Obligations (as provided in Section 10.1) in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Issuer) or shall have been set aside, segregated and held in trust by the Issuer for the Holders of such Securities (if the Issuer shall act as its own paying agent), provided that if such Securities, or portions
                          --------
                  thereof, are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as herein provided, or provision satisfactory to the Trustee shall have been made for giving such notice; and

                       (c) Securities in substitution for which other Securities shall have been authenticated and delivered, or which shall have been paid, pursuant to the terms of
                  Section 2.9 (except with respect to any such Security as to which proof satisfactory to the Trustee is presented that such Security is held by a person in whose hands such Security is a legal, valid and binding obligation of the Issuer).



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                       In determining whether the Holders of the requi-
             site principal amount of Outstanding Securities of any or all series have given any request, demand, authorization, direction, notice, consent or waiver hereunder, the princi-pal amount of an Original Issue Discount Security that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and paya-ble as of the date of such determination upon a declaration of acceleration of the maturity thereof pursuant to Section 5.1.

                       "Periodic Offering" means an offering of Securi-
                        -----------------
             ties of a series from time to time, the specific terms of which Securities, including, without limitation, the rate or rates of interest, if any, thereon, the stated maturity or maturities thereof and the redemption provisions, if any, with respect thereto, are to be determined by the Company or its agents upon the issuance of such Securities.

                       "Person" means any individual, corporation, part-
                        ------
             nership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                       "principal" whenever used with reference to the
                        ---------
             Securities or any Security or any portion thereof, shall be deemed to include "and premium, if any".

                       "Principal Property" means land, land improve-
                        ------------------
             ments, buildings and associated factory and laboratory equipment owned or leased pursuant to a capital lease and used by the Issuer or a Restricted Subsidiary primarily for processing, producing, packaging or storing its products, raw materials, inventories or other materials and supplies and located within the United States of America and having an acquisition cost plus capitalized improvements in excess of 2% of Consolidated Net Worth as of the date of such determination, but shall not include any such property financed through the issuance of tax exempt governmental obligations, or any such property that has been determined by Board Resolution of the Issuer not to be of material importance to the respective businesses conducted by the Issuer or such Restricted Subsidiary, effective as of the date such resolution is adopted.

                       "Registered Global Security", means a Security
                        --------------------------
             evidencing all or a part of a series of Registered Securities, issued to the Depositary for such series in accordance with Section 2.4, and bearing the legend prescribed in Section 2.4.

                       "Registered Security" means any Security
                        -------------------
             registered on the Security register of the Issuer.

                       "Responsible Officer" means, when used with
                        -------------------
             respect to the Trustee, any Senior Trust Officer, any Vice President, any Trust Officer, any Assistant Trust Officer, or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.

                       "Restricted Subsidiary" means any Subsidiary
                        ---------------------
             organized and existing under the laws of the United States of America and the principal business of which is carried on within the United States of America which owns or is a lessee pursuant to a capital lease of any Principal Property and in which the investment of the Issuer and all its Subsidiaries exceeds 5% of Consolidated Net Worth as of the date of such determination other than:

                       (i)  each Subsidiary the major part of whose
                  business consists of finance, banking, credit, leasing, insurance, financial services or other similar operations, or any combination thereof;

                       (ii)  each Subsidiary formed or acquired
                  after the date hereof for the purpose of acquiring the business or assets of another Person and which does not acquire all or any substantial part of the business or assets of the Issuer or any Restricted Subsidiary; and

                       (iii) Nabisco Holdings, each subsidiary of Nabisco
                  Holdings and each of their successors and assigns;

             provided, however, that the Board of Directors of the Issuer
             --------  -------
             may by Board Resolution declare any such Subsidiary to be a Restricted Subsidiary, effective as of the date such resolution is adopted.

                       "Security" or "Securities" has the meaning stated
                        --------      ----------
             in the first recital of this Indenture, and to the extent a Security is issued as an Unregistered Security, the term Security or Securities shall also include the Coupon (if any) appertaining to such Security if the context so requires, or, as the case may be, Securities that have been authenticated and delivered under this Indenture.

                       "Securities Act" means the Securities Act of 1933,
                        --------------
             as amended.

                       "Subsidiary" means any corporation of which at
                        ----------
             least a majority of all outstanding stock having by the terms thereof ordinary voting power in the election of directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned by the Issuer, or by one or more Subsidiaries of the Issuer or by the Issuer and one or more Subsidiaries.

                       "Trust Indenture Act of 1939"  means the Trust
                        ---------------------------
             Indenture Act of 1939, as amended, as in force at the date as of which this Indenture was originally executed.

                       "Trustee" means the Person identified as "Trustee"
                        -------
             in the first paragraph hereof and, pursuant to the provisions of Article Five, shall also include any successor trustee. "Trustee" shall also mean or include each Person who is then a trustee hereunder and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the trustee with respect to the Securities of such series.

                       "U.S. Government Obligations" shall have the
                        ---------------------------
             meaning set forth in Section 10.1(A).

                       "Unregistered Security" means any Security other
                        ---------------------
             than a Registered Security.

                       "Vice President" when used with respect to the
                        --------------
             Issuer or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title of "Vice President".

                       "Yield to Maturity" means as the context may
                        -----------------
             require the yield to maturity (i) on a series of Securities or (ii) if the Securities of a series are issuable from time to time, on a Security of such series, calculated at the time of issuance of such series in the case of clause (i) or at the time of issuance of such Security of such series in the case of clause (ii), or, if applicable, at the most recent redetermination of interest on such series or on such Security, and calculated in accordance with the constant interest method or such other accepted financial practice as is specified in the terms of such Security.

                                     ARTICLE TWO

                                      SECURITIES
                                      ----------

                       SECTION 2.1  Forms Generally.  The Securities of
                                    ---------------
             each series and the Coupons, if any, to be attached thereto shall be substantially in such form (not inconsistent with this Indenture) as shall be established by or pursuant to one or more Board Resolutions (as set forth, in a Board Resolution or, to the extent established pursuant to, rather than set forth, in a Board Resolution, an Officer's Certi-ficate detailing such establishment) or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have imprinted or otherwise reproduced thereon such legend or legends or endorsements, not inconsistent with the provisions of this Indenture, as may be required to comply with any law or with any rules or regulations pursuant thereto, or with any rules of any securities exchange or to conform to general usage, all as may be determined by the officers executing such Securities and Coupons, if any, as evidenced by their execution of the Securities and Coupons.

                       Unless otherwise specified as contemplated by
             Section 2.3, Unregistered Securities shall have coupons attached. The definitive Securities and Coupons, if any, shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities and Coupons, if any.

                       SECTION 2.2  Form of Trustee's Certificate of
                                    --------------------------------
             Authentication.  The Trustee's certificate of authentication
             --------------
             on all Securities shall be in substantially the following form:

                       This is one of the Securities of the series
             designated herein and referred to in the within-mentioned
             Indenture.


             Dated:                        CITIBANK, N.A.,
                                             as Trustee


                                           By______________________
                                              Authorized Signatory

                       If at any time there shall be an Authenticating
             Agent appointed with respect to any series of Securities, then the Trustee's Certificate of Authentication to be borne by the Securities of each such series shall be substantially as follows:

                       "This is one of the Securities referred to in the
             within-mentioned Indenture."

                                           CITIBANK, N.A.,
                                             as Trustee


                                           _________________________,
                                             as Authenticating Agent


                                           By_______________________
                                              Authorized Signatory


                       SECTION 2.3  Amount Unlimited; Issuable in Series.
                                    ------------------------------------
             The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

                       The Securities may be issued in one or more series
             and each such series shall rank equally and pari passu with all other senior and unsubordinated debt of the Issuer. There shall be established in or pursuant to one or more Board Resolutions (and to the extent established pursuant to rather than set forth in a Board Resolution, in an Officers' Certificate detailing such establishment) or established in one or more indentures supplemental hereto, prior to the initial issuance of Securities of any series,

                       (1) the designation of the Securities of the series, which shall distinguish the Securities of the series from the Securities of all other series;

                       (2) any limit upon the aggregate principal amount of the Securities of the series that may be authenti-cated and delivered under this Indenture and any limitation on the ability of the Issuer to increase such aggregate principal amount after the initial issuance of the Securities of that Series (except for Securities authenticated and delivered upon registra-tion of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 2.8, 2.9, 2.11, 8.5 or 12.3);

                       (3) if other than Dollars, the coin or currency in which the Securities of that series are denominated (including, but not limited to, any Foreign Currency);

                       (4) the date or dates on which the principal of the Securities of the series is payable (which date or dates may be fixed or extendible);

                       (5) the rate or rates (which may be fixed on variable) per annum at which the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, on which such interest shall be payable and (in the case of Registered Securities) on which a record shall be taken for the determination of Holders to whom interest is payable and/or the method by which such rate or rates or date or dates shall be determined;

                       (6) the place or places where the principal of and any interest on Securities of the series shall be payable (if other than as provided in Section 3.2), any Registered Securities of the series may be surrendered for exchange, notices, demands to or upon the Company in respect of the Securities of the series and this Indenture may be served and where notice to Holders pursuant to Section 11.4 may be published;

                       (7) the right, if any, of the Issuer to redeem Securities of such series, in whole or in part, at its option and the period or periods within which, the price or prices at which and any terms and conditions upon which Securities of the series may be so redeemed, pursuant to any sinking fund or otherwise;

                       (8) the obligation, if any, of the Issuer to redeem, purchase or repay Securities of the series pursuant to any mandatory redemption, sinking fund or analogous provisions or at the option of a Holder thereof and the price or prices at which and the period or periods within which and any of the terms and conditions upon which Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

                       (9) if other than denominations of $1,000 and any integral multiple thereof in case of Registered Securi-ties, or $1,000 and $5,000 in the case of Unregistered Securities, the denominations in which Securities of the series shall be issuable;

                      (10) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the maturity thereof;

                      (11) if other than the coin or currency in which the Securities of that series are denominated, the coin or currency in which payment of the principal of or interest on the Securities of such series shall be payable;

                      (12)  if the principal of or interest on the
                  Securities of such series are to be payable, at the election of the Issuer or a Holder thereof, in a coin or currency other than that in which the Securities are denominated, the period or periods within which, and the terms and conditions upon which, such election may be made;

                      (13) if the amount of payments of principal of and interest on the Securities of the series may be deter-mined with reference to an index based on a coin or currency other then that in which the Securities of the series are denominated, the manner in which such amounts shall be determined;

                      (14) whether the Securities of the series will be issuable as Registered Securities (and if so, whether such Securities will be issuable as Registered Global Securities) or Unregistered Securities (with or without Coupons), or any combination of the foregoing, any restrictions applicable to the offer, sale or delivery of Unregistered Securities or the payment of interest thereon and, if other than as provided in Section 2.8, the terms upon which Unregistered Securities of any series may be exchanged for Registered Securities of such series and vice versa;

                      (15) whether and under what circumstances the Issuer will pay additional amounts on the Securities of the series held by a person who is not a U.S. person in respect of any tax, assessment or governmental charge withheld or deducted and, if so, whether the Issuer will have the option to redeem such Securities rather than pay such additional amounts;

                      (16) if the Securities of such series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security of such series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, the form and terms of such certificates, documents or conditions;

                      (17) any trustees, depositaries, authenticating or paying agents, transfer agents or registrars or any other agents with respect to the Securities of such series;

                      (18) the terms of any warrants attached to the Securities of the series;

                      (19) provisions, if any, for the defeasance of Securities of a particular series (including provisions permitting defeasance of less than all Securities of a particular series), which provisions may be in addition to, in substitution for, in subtraction from, or in modification of (or any combination of the foregoing) the provisions of Article Ten;

                      (20) whether the Securities of the series are issuable in whole or in part as one or more global Securities and, in such case, the identity of the Depositary for such global Security or Securities;

                      (21) any other events of default or covenants with respect to the Securities of such series; and

                      (22) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

                       All Securities of any one series and Coupons, if
             any, appertaining thereto, shall be substantially identical, except in the case of Registered Securities as to denomination and except as may otherwise be provided by or pursuant to the Board Resolution or Officers' Certificate referred to above or as set forth in any such indenture supplemental hereto. All Securities of any one series need not be issued at the same time and may be issued from time to time, consistent with the terms of this Indenture, if so provided by or pursuant to such Board Resolution, such Officer's Certificate or in any such indenture supplemental hereto. If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by a Secretary or Assistant Secretary of the Issuer and delivered to the trustee at or prior to the delivery of the Officer's Certificate setting forth the terms of the series.

                       SECTION 2.4  Authentication and Delivery of
                                    ------------------------------
             Securities.  At any time and from time to time after the
             ----------
             execution and delivery of this Indenture, the Issuer may deliver Securities of any series having attached thereto appropriate Coupons, if any, executed by the Issuer to the Trustee for authentication together with the applicable documents referred to below in this Section, and the Trustee shall thereupon authenticate and deliver such Securities to or upon the order of the Issuer (contained in the Issuer Order referred to below in this Section) or pursuant to such procedures acceptable to the Trustee and to such recipients as may be specified from time to time by an Issuer Order. The maturity date, original issue date, interest rate and any other terms of the Securities of such series and Coupons, if any, appertaining thereto shall be determined by or pursuant to such Issuer Order and procedures. If provided for in such procedures, such Issuer Order may authorize authentication and delivery pursuant to oral instructions from the Issuer or its duly authorized agent, which instructions shall be promptly confirmed in writing in the form of an Issuer Order or in the form of instructions delivered by a person who is authorized under an Issuer Order previously delivered to the Trustee by facsimile or electronic transmission. In authenticating such Securities and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive (in the case of subparagraphs 2, 3 and 4 below only at or before the time of the first request of the Issuer to the Trustee to authenticate Securities of such series) and (subject to Section 6.1) shall be fully protected in relying upon, unless and until such documents have been superseded or revoked:

                       (1)  an Issuer Order requesting such authen-
                  tication and setting forth delivery instructions if the Securities and Coupons, if any, are not to be delivered to the Issuer, provided that, with respect to Securities of a series subject to a Periodic Offering, (a) such Issuer Order may be delivered by the Issuer to the Trustee prior to the delivery to the Trustee of such Securities for authentication and delivery, (b) the Trustee shall authenticate and deliver Securities of such series for original issue from time to time, in an aggregate principal amount not exceeding the aggregate principal amount established for such series, pursuant to an Issuer Order or pursuant to procedures acceptable to the Trustee as may be specified from time to time by an Issuer Order,
                  (c) the maturity date or dates, original issue date or dates, interest rate or rates and any other terms of Securities of such series shall be determined by an Issuer Order or pursuant to such procedures and (d) if provided for in such proce-dures, such Issuer Order may authorize authen-tication and delivery pursuant to oral or elec-tronic instructions from the Issuer or its duly authorized agent or agents, which oral instruc-tions shall be promptly confirmed in writing;

                       (2)  any Board Resolution, Officers' Certi-
                  ficate and/or executed supplemental indenture referred to in Sections 2.1 and 2.3 by or pursuant to which the forms and terms of the Securities of a series and Coupons, if any, were established;

                       (3)  an Officers' Certificate setting forth
                  the form or forms and terms of the Securities and Coupons, if any, stating that the form or forms and terms of the Securities of such series and Coupons, if any, have been established pursuant to Sections 2.1 and 2.3 and comply with this Indenture, and covering such other matters as the Trustee may reasonably request; and

                       (4)  At the option of the Issuer, either an
                  Opinion of Counsel, or a letter addressed to the Trustee permitting it to rely on an Opinion of Counsel, substantially to the effect that the Securities have been duly authorized and, if executed and authenticated in accordance with the provisions of the Indenture and delivered to and duly paid for by the purchasers thereof on the date of such opinion, would be entitled to the benefits of the Indenture and would be valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their respective terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws affecting the rights and remedies of creditors generally and of general principles of equity whether applied by a court of law or equity.


             Such counsel may rely, as to all matters governed by the laws of jurisdictions other than the State of New York and the federal law of the United States, upon opinions of other counsel (copies of which shall be delivered to the Trustee), who shall be counsel reasonably satisfactory to the Trustee, in which case the opinion shall state that such counsel believes he and the Trustee are entitled so to rely. Such counsel may also state that, insofar as such opinion involves factual matters, he has relied, to the extent he deems proper, upon certificates of officers of the Issuer and its subsidiaries and certificates of public officials.

                       The Trustee shall have the right to decline to
             authenticate and deliver any Securities under this Section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken by the Issuer or if the Trustee in good faith by its board of directors or board of trustees, executive committee, or a trust committee of directors or trustees or Responsible Officers shall determine that such action would expose the Trustee to personal liability to existing Holders or would affect the Trustee's own rights, duties or immunities under the Securities, this Indenture or otherwise.

                       If the Issuer shall establish pursuant to Section
             2.3 that the Securities of a series are to be issued in the form of one or more Registered Global Securities, then the Issuer shall execute and the Trustee shall, in accordance with this Section and the Issuer Order with respect to such series, authenticate and deliver one or more Registered Global Securities that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of all of the Securities of such series issued and not yet cancelled, (ii) shall be registered in the name of the Depositary for such Registered Global Security or Securities or the nominee of such Depositary, (iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instructions and (iv) shall bear a legend substantially to the following effect: "Unless and until it is exchanged in whole or in part for Securities in definitive registered form, this Security may not be transferred except as a whole by the Depositary to the nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary."

                       Each Depositary designated pursuant to Section 2.3
             must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Securities Exchange Act of 1934 and any other applicable statute or regulation.

                       SECTION 2.5  Execution of Securities.  The
                                    -----------------------
             Securities and, if applicable, each Coupon appertaining thereto shall be signed on behalf of the Issuer by both (a) the Chairman of its Board of Directors or any Vice Chairman of its Board of Directors or its President or any Vice President and (b) by its Treasurer or any Assistant Treasurer or its Secretary or any Assistant Secretary, under its corporate seal (except in the case of Coupons and in the case of any Registered Global Security) which may, but need not, be attested. Such signatures may be the manual or facsimile signatures of the present or any future such officers. The seal of the Issuer may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Securities. Typographical and other minor errors or defects in any such reproduction of the seal or any such signature shall not affect the validity or enforceability of any Security that has been duly authenticated and delivered by the Trustee.

                       In case any officer of the Issuer who shall have
             signed any of the Securities or Coupons, if any, shall cease to be such officer before the Security or Coupon so signed (or the Security to which the Coupon so signed appertains) shall be authenticated and delivered by the Trustee or disposed of by the Issuer, such Security or Coupon never-theless may be authenticated and delivered or disposed of as though the person who signed such Security or Coupon had not ceased to be such officer of the Issuer; and any Security or Coupon may be signed on behalf of the Issuer by such persons as, at the actual date of the execution of such Security or Coupon, shall be the proper officers of the Issuer, although at the date of the execution and delivery of this Indenture any such person was not such an officer.

                       SECTION 2.6  Certificate of Authentication.  Only
                                    -----------------------------
             such Securities as shall bear thereon a certificate of auth-entication substantially in the form hereinbefore recited, executed by the Trustee by the manual signature of one of its authorized signatories, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. No Coupon shall be entitled to the benefits of this Indenture or shall be valid and obligatory for any purpose until the certificate of authentication on the Security to which such Coupon appertains shall have been duly executed by the Trustee. The execution of such certificate by the Trustee upon any Security or Coupon executed by the Issuer shall be conclusive evidence that the Security or Coupon so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture.

                       SECTION 2.7  Denomination and Date of Securities;
                                    ------------------------------------
             Payments of Interest.  The Securities of each series shall
             --------------------
             be issuable as Registered Securities or Unregistered Securities in denominations established as contemplated by
             Section 2.3. or, with respect to Registered Securities of any series, if any so established, in denominations of $1,000 and any integral multiple thereof. If the denominations of Unregistered Securities of any series are not so established, such Securities shall be issuable in denominations of $1,000 and $5,000. The Securities of each series shall be numbered, lettered, or otherwise distinguished in such manner or in accordance with such plan as the officers of the Issuer executing the same may determine, as evidenced by the execution thereof.

                       Each Registered Security shall be dated the date
             of its authentication. Each Unregistered Security shall be dated as provided in the resolution or resolutions of the Board of Directors of the Issuer referred to in Section 2.3. The Securities of each series shall bear interest, if any, from the date, and such interest and shall be payable on the dates, established as contemplated by Section 2.3.

                       The person in whose name any Registered Security
             of any series is registered at the close of business on any record date applicable to a particular series with respect to any interest payment date for such series shall be entitled to receive the interest, if any, payable on such interest payment date notwithstanding any transfer or exchange of such Registered Security subsequent to the record date and prior to such interest payment date, except if and to the extent the Issuer shall default in the payment of the interest due on such interest payment date for such series, in which case such defaulted interest shall be paid to the persons in whose names Outstanding Registered Securities for such series are registered at the close of business on a subsequent record date (which shall be not less than five Business Days prior to the date of payment of such defaulted interest) established by notice given by mail by or on behalf of the Issuer to the Holders of Registered Securities not less than 15 days preceding such subsequent record date. The term "record date" as used with respect to any interest payment date (except a date for payment of defaulted interest) for the Securities of any series shall mean the date specified as such in the terms of the Registered Securities of such series established as contemplated by Section 2.3, or, if no such date is so established, if such interest payment date is the first day of a calendar month, the fifteenth day of the next preceding calendar month or, if such interest payment date is the fifteenth day of a calendar month, the first day of such calendar month, whether or not such record date is a Business Day.

                       SECTION 2.8  Registration, Transfer and Exchange.
                                    -----------------------------------
             The Issuer will keep or cause to be kept at each office or agency to be maintained for the purpose as provided in
             Section 3.2, for each series of Securities, a register or registers in which, subject to such reasonable regulations as it may prescribe, it will provide for the registration of Registered Securities of such series and the registration of transfer of Registered Securities of such series. Such register shall be in written form in the English language or in any other form capable of being converted into such form within a reasonable time. At all reasonable times such register or registers shall be open for inspection by the Trustee.

                       Upon due presentation for registration of transfer
             of any Registered Security of any series at any such office or agency to be maintained for the purpose as provided in
             Section 3.2, the Issuer shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Registered Security or Registered Securities of the same series, maturity date, interest rate and original issue date in authorized denominations for a like aggregate principal amount.

                       Unregistered Securities (except for any temporary
             global Unregistered Securities) and Coupons (except for Coupons attached to any temporary global Unregistered Securities) shall be transferable by delivery.

                       At the option of the Holder thereof, Registered
             Securities of any series (other than a Registered Global Security, except as set forth below) may be exchanged for a Registered Security or Registered Securities of such series having authorized denominations and an equal aggregate principal amount, upon surrender of such Registered Securities to be exchanged at the agency of the Issuer that shall be maintained for such purpose in accordance with
             Section 3.2 and upon payment, if the Issuer shall so require, of the charges hereinafter provided. If the Securities of any series are issued in both registered and unregistered form, except as otherwise specified pursuant to
             Section 2.3, at the option of the Holder thereof, Unregistered Securities of any series may be exchanged for Registered Securities of such series having authorized denominations and an equal aggregate principal amount, upon surrender of such Unregistered Securities to be exchanged at the agency of the Issuer that shall be maintained for such purpose in accordance with Section 3.2, with, in the case of Unregistered Securities that have Coupons attached, all unmatured Coupons and all matured Coupons in default thereto appertaining, and upon payment, if the Issuer shall so require, of the charges hereinafter provided. At the option of the Holder thereof, if Unregistered Securities of any series, maturity date, interest rate and original issue date are issued in more than one authorized denomination, except as otherwise specified pursuant to Section 2.3, such Unregistered Securities may be exchanged for Unregistered Securities of such series having authorized denominations and an equal aggregate principal amount, upon surrender of such Unregistered Securities to be exchanged at the agency of the Issuer that shall be maintained for such purpose in accordance with Section 3.2 or as specified pursuant to
             Section 2.3, with, in the case of Unregistered Securities that have Coupons attached, all unmatured Coupons and all matured Coupons in default thereto appertaining, and upon payment, if the Issuer shall so require, of the charges hereinafter provided. Unless otherwise specified pursuant to Section 2.3, Registered Securities of any series may not be exchanged for Unregistered Securities of such series. Whenever any Securities are so surrendered for exchange, the Issuer shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive. All Securities and Coupons surrendered upon any exchange or transfer provided for in this Indenture shall be promptly cancelled and returned to the Issuer.

                       All Registered Securities presented for
             registration of transfer, exchange, redemption or payment shall (if so required by the Issuer or the Trustee) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the holder or his attorney duly authorized in writing.

                       The Issuer may require payment of a sum sufficient
             to cover any tax or other governmental charge that may be imposed in connection with any exchange or registration of transfer of Securities. No service charge shall be made for any such transaction.

                       The Issuer shall not be required to exchange or
             register a transfer of (a) any Securities of any series for a period of 15 days next preceding the first mailing of notice of redemption of Securities of such series to be redeemed, or (b) any Securities of such series selected, called or being called for redemption, in whole or in part, except, in the case of any Security of such series where public notice has been given that such Security is to be redeemed in part, the portion thereof not so to be redeemed.

                       Notwithstanding any other provision of this
             Section 2.8, unless and until it is exchanged in whole or in part for Securities in definitive registered form, a Registered Global Security representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

                       If at any time the Depositary for any Registered
             Securities of a series represented by one or more Registered Global Securities notifies the Issuer that it is unwilling or unable to continue as Depositary for such Registered Securities or if at any time the Depositary for such Registered Securities shall no longer be eligible under
             Section 2.4, the Issuer shall appoint a successor Depositary eligible under Section 2.4 with respect to such Registered Securities. If a successor Depositary eligible under
             Section 2.4 for such Registered Securities is not appointed by the Issuer within 90 days after the Issuer receives such notice or becomes aware of such ineligibility, the Issuer's election pursuant to Section 2.3 that such Registered Securities be represented by one or more Registered Global Securities shall no longer be effective and the Issuer will execute, and the Trustee, upon receipt of an Officer's Certificate for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, Securities of such series in definitive registered form without coupons, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Registered Global Security or Securities representing such Registered Securities in exchange for such Registered Global Security or Securities.

                       The Issuer may at any time and in its sole
             discretion determine that the Registered Securities of any series issued in the form of one or more Registered Global Securities shall no longer be represented by a Registered Global Security or Securities. In such event the Issuer will execute, and the Trustee, upon receipt of an Officer's Certificate for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, Securities of such series in definitive registered form without coupons, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Registered Global Security or Securities representing such Registered Securities, in exchange for such Registered Global Security or Securities.

                       Any time the Securities are not represented by
             Registered Global Securities pursuant to the preceding two paragraphs, the Issuer agrees to supply the Trustee with a reasonable supply of certificated Securities without the legend required by Section 2.4 hereof and the Trustee agrees to hold such Securities in safekeeping until authenticated pursuant to the terms of this Indenture.

                       If specified by the Issuer pursuant to Section 2.3
             with respect to Securities represented by a Registered Global Security, the Depositary for such Registered Global Security may surrender such Registered Global Security in exchange in whole or in part for Securities of the same series in definitive registered form on such terms as are acceptable to the Issuer and such Depositary. Thereupon, the Issuer shall execute, and the Trustee shall authenticate and deliver, without service charge,

                       (i)  to the Person specified by such
                  Depositary a new Registered Security or Securities of the same series, of any authorized denominations as requested by such Person, in an aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Registered Global Security; and

                     (ii)  to such Depositary a new Registered
                  Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Registered Global Security and the aggregate principal amount of Registered Securities authenticated and delivered pursuant to clause (i) above.

                       Upon the exchange of a Registered Global Security
             for Securities in definitive registered form without coupons, in authorized denominations, such Registered Global Security shall be cancelled by the Trustee or an agent of the Issuer or the Trustee. Securities in definitive registered form without Coupons issued in exchange for a Registered Global Security pursuant to this Section 2.8 shall be registered in such names and in such authorized denominations as the Depositary for such Registered Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee or an agent of the Issuer or the Trustee. The Trustee or such agent shall deliver such Securities to or as directed by the Persons in whose names such Securities are so registered.

                       All Securities issued upon any transfer or
             exchange of Securities shall be valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such transfer or exchange.

                       Notwithstanding anything herein or in the terms of
             any series of Securities to the contrary, none of the Issuer, the Trustee or any agent of the Issuer or the Trustee (any of which, other than the Issuer, shall be entitled to rely on an Officer's Certificate and an Opinion of Counsel) shall be required to exchange any Unregistered Security for a Registered Security if such exchange would result in adverse Federal income tax consequences to the Issuer (such as, for example, the inability of the Issuer to deduct from its income, as computed for Federal income tax purposes, the interest payable on the Unregistered Securities) under then applicable United States Federal income tax laws.

                       SECTION 2.9  Mutilated, Defaced, Destroyed, Lost
                                    -----------------------------------
             and Stolen Securities.  In case any temporary or definitive
             ---------------------
             Security or any Coupon appertaining to any Security shall become mutilated, defaced or be destroyed, lost or stolen, the Issuer in its discretion may execute, and upon the written request of any officer of the Issuer, the Trustee shall authenticate and deliver, a new Security of the same series, maturity date, interest rate and original issue date, bearing a number or other distinguishing symbol not contemporaneously outstanding, in exchange and substitution for the mutilated or defaced Security, or in lieu of and in substitution for the Security so destroyed, lost or stolen with Coupons (if any) corresponding to the Coupons appertaining to the Securities so mutilated, defaced, destroyed, lost or stolen, or in exchange or substitution for the Security to which such mutilated, defaced, destroyed, lost or stolen Coupon appertained, with Coupons appertaining thereto corresponding to the Coupons so mutilated, defaced, destroyed, lost or stolen. In every case the applicant for a substitute Security or Coupon shall furnish to the Issuer and to the Trustee and any agent of the Issuer or the Trustee such security or indemnity as may be required by them to indemnify and defend and to save each of them harmless and, in every case of destruction, loss or theft, evidence to their satisfaction of the destruction, loss or theft of such Security or Coupon and of the ownership thereof and in the case of mutilation or defacement shall surrender the Security and related Coupons (if any) to the Trustee or such agent.

                       Upon the issuance of any substitute Security or
             Coupon, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee or its agent) connected therewith. In case any Security or Coupon which has matured or is about to mature or has been called for redemption in full shall become mutilated or defaced or be destroyed, lost or stolen, the Issuer may instead of issuing a substitute Security or Coupon, pay or authorize the payment of the same or the relevant Coupon (without surrender thereof except in the case of a mutilated or defaced Security or Coupon), if the applicant for such payment shall furnish to the Issuer and to the Trustee and any agent of the Issuer or the Trustee such security or indemnity as any of them may require to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Issuer and the Trustee and any agent of the Issuer or the Trustee evidence to their satisfaction of the destruction, loss or theft of such Security or Coupon and of the ownership thereof.

                       Every substitute Security or Coupon of any series
             issued pursuant to the provisions of this Section by virtue of the fact that any such Security or Coupon is destroyed, lost or stolen shall constitute an additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Security or Coupon shall be at any time enforceable by anyone and shall be entitled to all the benefits of (but shall be subject to all the limitations of rights set forth in) this Indenture equally and proportionately with any and all other Securities or Coupons of such series duly authenticated and delivered hereunder. All Securities and Coupons shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, defaced or destroyed, lost or stolen Securities and Coupons and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

                       SECTION 2.10  Cancellation of Securities;
                                     ---------------------------
             Destruction Thereof.  All Securities and Coupons surrendered
             -------------------
             for payment, redemption, registration of transfer or exchange, or for credit against any payment in respect of a sinking or analogous fund, if surrendered to the Issuer or any agent of the Issuer or the Trustee or any agent of the Trustee, shall be delivered to the Trustee or its agent for cancellation or, if surrendered to the Trustee, shall be cancelled by it; and no Securities or Coupons shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee shall destroy cancelled Securities held by it and deliver a certificate of destruction to the Issuer. If the Issuer shall acquire any of the Securities or Coupons, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are delivered to the Trustee or its agent for cancellation.

                       SECTION 2.11  Temporary Securities.  Pending the
                                     --------------------
             preparation of definitive Securities for any series, the Issuer may execute and upon Issuer Order the Trustee shall authenticate and deliver temporary Securities for such series (printed, lithographed, typewritten or otherwise reproduced, in each case in form satisfactory to the Trustee). Temporary Securities of any series shall be issuable as Registered Securities without coupons, or as Unregistered Securities with or without coupons attached thereto, of any authorized denomination, and substantially in the form of the definitive Securities of such series but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Issuer with the concurrence of the Trustee as evidenced by the execution and authentication thereof. Temporary Securities may contain such references to any provisions of this Indenture as may be appropriate. Every temporary Security shall be executed by the Issuer and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities. Without unreasonable delay the Issuer shall execute and shall furnish definitive Securities of such series and thereupon temporary Registered Securities of such series may be surrendered in exchange therefor without charge at each office or agency to be maintained by the Issuer for that purpose pursuant to Section 3.2 and, in the case of Unregistered Securities, at an agency maintained by the Issuer for such purpose as specified pursuant to
             Section 2.3, and the Trustee shall authenticate and deliver in exchange for such temporary Securities of such series an equal aggregate principal amount of definitive Securities of the same series having authorized denominations and, in the case of Unregistered Securities, having attached thereto any appropriate Coupons. Until so exchanged, the temporary Securities of any series shall be entitled to the same benefits under this Indenture as definitive Securities of such series, unless otherwise established pursuant to
             Section 2.3. The provisions of this Section are subject to any restrictions or limitations on the issue and delivery of temporary Unregistered Securities of any series that may be established pursuant to Section 2.3 (including any provision that Unregistered Securities of such series initially be issued in the form of a single global Unregistered Security to be delivered to a depositary or agency located outside the United States and the procedures pursuant to which definitive or global Unregistered Securities of such series will be issued in exchange for such temporary global Unregistered Security).

                       SECTION 2.12  CUSIP Numbers.  The Issuer in
                                     -------------
             issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no
                      --------
             representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.


                                    ARTICLE THREE

                               COVENANTS OF THE ISSUER
                               -----------------------


                       SECTION 3.1  Payment of Principal and Interest.
                                    ---------------------------------
             The Issuer covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay or cause to be paid the principal of, and interest on, each of the Securities of such series (together with any additional amounts payable pursuant to the terms of such Securities) at the place or places, at the respective times and in the manner provided in such Securities and in the Coupons, if any, appertaining thereto and in this Indenture. The interest on Securities with Coupons attached (together with any additional amounts payable pursuant to the terms of such Securities) shall be payable only upon presentation and surrender of the several Coupons for such interest installments as are evidenced thereby as they severally mature. The interest on any temporary Unregistered Securities (together with any additional amounts payable pursuant to the terms of such Securities) shall be paid, as to the installments of interest evidenced by Coupons attached thereto, if any, only upon presentation and surrender thereof, and, as to the other installments of interest, if any, only upon presentation of such Securities for notation thereon of the payment of such interest. The interest on Registered Securities (together with any additional amounts payable pursuant to the terms of such Securities) shall be payable only to or upon the written instructions of the Holders thereof and at the option of the Issuer may be paid by wire transfer or mailing checks for such interest payable to or upon the written order of such Holders at their last addresses as they appear on the registry books of the Issuer.

                       Notwithstanding any provisions of this Indenture
             and the Securities of any series to the contrary, if the Issuer and a Holder of Registered Securities so agree, payments of interest on, and any portion of the principal of any Securities (other than interest payable at maturity or on any redemption or repayment date or the final payment of principal on a Security), shall be made by the Paying Agent upon receipt from the Issuer of immediately available funds by 11:00 A.M., New York City time (or such other time as may be agreed to between the Company and the Trustee), directly to the Holder of such Security (whether by Federal funds, wire transfer or otherwise) if the Holder has delivered written instructions to the Trustee 15 days prior to such payment date requesting that such payment will be so made and designating the bank account to which such payments shall be so made and in the case of payments of principal surrenders the same to the Trustee in exchange for a Security or Securities aggregating the same principal amount as the unredeemed principal amount of the Securities surrendered. The Trustee shall be entitled to rely on the last instruction delivered by the Holder pursuant to this
             Section 3.1 unless a new instruction is delivered 15 days prior to a payment date. The Issuer will indemnify and hold the Trustee harmless against any loss, liability or expense (including attorneys' fees) resulting from any act or omission to act on the part of the Issuer or any such Holder in connection with any such agreement or which the Paying Agent may incur as a result of making any payment in accordance with any such agreement.

                       SECTION 3.2  Offices for Payments, etc.  The
                                    --------------------------
             Issuer will maintain in the Borough of Manhattan, The City of New York, an agency where the Registered Securities of each series may be presented for payment, an agency where the Securities of each series may be presented for exchange as is provided in this Indenture and, if applicable, pursuant to Section 2.3 an agency where the Registered Securities of each series may be presented for registration of transfer as in this Indenture provided. Unless otherwise provided pursuant to Section 2.3, the Issuer initially appoints the Corporate Trust Office of the Trustee, in New York, New York, as such office or agency for the purposes of this Section.

                       The Issuer will maintain one or more agencies in a
             city or cities located outside the United States (including any city in which such an agency is required to be maintained under the rules of any stock exchange on which the Securities of such series are listed) where the Unregistered Securities, if any, of each series and Coupons, if any, appertaining thereto may be presented for payment. No payment on any Unregistered Security or Coupon will be made upon presentation of such Unregistered Security or Coupon at an agency of the Issuer within the United States nor will any payment be made by transfer to an account in, or by mail to an address in, the United States unless pursuant to applicable United States laws and regulations then in effect such payment can be made without adverse tax consequences to the Issuer. Notwithstanding the foregoing, if full payment in Dollars at each agency maintained by the Issuer outside the United States for payment on such Unregistered Securities or Coupons appertaining thereto is illegal or effectively precluded by exchange controls or other similar restrictions, payments in Dollars of Unregistered Securities of any series and Coupons appertaining thereto which are payable in Dollars may be made at an agency of the Issuer maintained in the Borough of Manhattan, The City of New York.

                       The Issuer will maintain in the Borough of
             Manhattan, The City of New York, an agency where notices and demands to or upon the Issuer in respect of the Securities of any series, the Coupons appertaining thereto or this Indenture may be served.

                       The Issuer will give to the Trustee written notice
             of the location of each such agency and of any change of location thereof. In case the Issuer shall fail to maintain any agency required by this Section to be located in the Borough of Manhattan, The City of New York, or shall fail to give such notice of the location or of any change in the location of any of the above agencies, presentations and demands may be made and notices may be served at the Corporate Trust Office of the Trustee.

                       The Issuer may from time to time designate one or
             more additional agencies where the Securities of a series and Coupons appertaining thereto may be presented for payment, where the Securities of that series may be presented for exchange as provided in this Indenture and pursuant to Section 2.3 where the Registered Securities of that series may be presented for registration of transfer as in this Indenture provided, and the Issuer may from time to time rescind any such designation, as the Issuer may deem desirable or expedient; provided, however, that no such
                                     --------  -------
             designation or rescission shall in any manner relieve the Issuer of its obligation to maintain the agencies provided for in the immediately preceding paragraphs. The Issuer will give to the Trustee prompt written notice of any such designation or rescission thereof.

                       SECTION 3.3  Appointment to Fill a Vacancy in
                                    --------------------------------
             Office of Trustee.  The Issuer, whenever necessary to avoid
             -----------------
             or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 6.10, a successor Trustee, so that there shall at all times be a Trustee with respect to each series of Securities hereunder.

                       SECTION 3.4  Paying Agents.  Whenever the Issuer
                                    -------------
             shall appoint a paying agent other than the Trustee with respect to the Securities of any series, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section that such paying agent,

                       (a) will hold all sums received by it as such agent for the payment of the principal of or interest on the Securities of such series (whether such sums have been paid to it by the Issuer or by any other obligor on the Securities of such series) in trust for the benefit of the holders of the Securities of such series, or Coupons appertaining thereto, or of the Trustee, until such sums shall be paid to such holders or otherwise disposed of as herein provided;

                       (b) will give the Trustee notice of any failure by the Issuer (or by any other obligor on the Securities of such series) to make any payment of the principal of or interest on the Securities of such series when the same shall be due and payable, and

                       (c) at any time during the continuance of any such failure, upon the written request of the Trustee, it will forthwith pay to the Trustee all sums so held in trust by such paying agent.

                       The Issuer will, on or prior to each due date of
             the principal of or interest on the Securities of such series, deposit with the paying agent a sum sufficient to pay such principal or interest so becoming due, and (unless such paying agent is the Trustee) the Issuer will promptly notify the Trustee of its action or of any failure to take such action.

                       If the Issuer shall act as its own paying agent
             with respect to the Securities of any series, it will, on or before each due date of the principal of or interest on the Securities of such series, set aside, segregate and hold in trust for the benefit of the holders of the Securities of such series or the Coupons appertaining thereto a sum sufficient to pay such principal or interest so becoming due. The Issuer will promptly notify the Trustee of its action or of any failure to take such action.

                       The Issuer hereby initially appoints the Trustee
             as registrar and paying agent. Anything in this Section to the contrary notwithstanding, the Issuer may at any time, for the purpose of obtaining a satisfaction and discharge with respect to one or more or all series of Securities hereunder, or for any other reason, pay or cause to be paid, or by Issuer Order direct any paying agent to pay to the Trustee all sums held in trust for any such series by the Issuer or any paying agent hereunder, as required by this Section, such sums to be held by the Trustee upon the trusts herein contained.

                       Anything in this Section to the contrary
             notwithstanding, the agreement to hold sums in trust as provided in this Section is subject to the provisions of
             Section 10.3 and 10.4.

                       SECTION 3.5  Certificate to Trustee.  The Issuer
                                    ----------------------
             will furnish to the Trustee annually, on or before a date not more than four months after the end of its fiscal year (which, on the date hereof, is a calendar year), a brief certificate (which need not comply with Section 11.5) from its principal executive, financial or accounting officer as to his or her knowledge of the compliance of the Issuer with all conditions and covenants under the Indenture (such compliance to be determined without regard to any period of grace or requirement of notice provided under the Indenture).

                       SECTION 3.6  Negative Pledge.  (a)  The Issuer
                                    ---------------
             will not, and will not permit any Restricted Subsidiary to, mortgage or pledge as security for any indebtedness any shares of stock, indebtedness or other obligations of a Subsidiary or any Principal Property of the Issuer or a Restricted Subsidiary, whether such shares of stock, indebtedness or other obligations of a Subsidiary or Principal Property is owned at the date of this Indenture or hereafter acquired, unless the Issuer secures or causes such Restricted Subsidiary to secure the outstanding Securities equally and ratably with all indebtedness secured by such mortgage or pledge, so long as such indebtedness shall be so secured; provided, however, that this covenant shall not
                      --------
             apply in the case of: (i) the creation of any mortgage, pledge or other lien on any shares of stock, indebtedness or other obligations of a Subsidiary or any Principal Property hereafter acquired (including acquisitions by way of merger or consolidation) by the Issuer or a Restricted Subsidiary contemporaneously with such acquisition, or within 120 days thereafter, to secure or provide for the payment or financing of any part of the purchase price thereof, or the assumption of any mortgage, pledge or other lien upon any shares of stock, indebtedness or other obligations of a Subsidiary or any Principal Property hereafter acquired existing at the time of such acquisition, or the acquisition of any shares of stock, indebtedness or other obligations of a Subsidiary or any Principal Property subject to any mortgage, pledge or other lien without the assumption thereof, provided that every such mortgage, pledge or lien
                      --------
             referred to in this clause (i) shall attach only to the shares of stock, indebtedness or other obligations of a Subsidiary or any Principal Property so acquired and fixed improvements thereon; (ii) any mortgage, pledge or other lien on any shares of stock, indebtedness or other obligations of a Subsidiary or any Principal Property existing at the date of this Indenture; (iii) any mortgage, pledge or other lien on any shares of stock, indebtedness or other obligations of a Subsidiary or any Principal Property in favor of the Issuer or any Restricted Subsidiary; (iv) any mortgage, pledge or other lien on Principal Property being constructed or improved securing loans to finance such construction or improvements; (v) any mortgage, pledge or other lien on shares of stock, indebtedness or other obligations of a Subsidiary or any Principal Property incurred in connection with the issuance of tax-exempt governmental obligations; (vi) any renewal of or substitution for any mortgage, pledge or other lien permitted by any of the preceding clauses (i) through (v), provided, in the case of a mortgage, pledge or other lien
             --------
             permitted under clause (i), (ii) or (iv), the debt secured is not increased nor the lien extended to any additional assets.

                       (b)  Notwithstanding the provisions of paragraph
             (a) of this Section, the Issuer or any Restricted Subsidiary may create or assume liens in addition to those permitted by paragraph (a) of this Section, and renew, extend or replace such liens, provided that at the time of such creation,
                         --------
             assumption, renewal, extension or replacement, and after giving effect thereto, Exempted Debt does not exceed 10% of Consolidated Net Worth.

                       SECTION 3.7  Certain Sale and Lease-back
                                    ---------------------------
             Transactions.  (a)  The Issuer will not, and will not permit
             ------------
             any Restricted Subsidiary to, sell or transfer, directly or indirectly, except to the Issuer or a Restricted Subsidiary, any Principal Property as an entirety, or any substantial portion thereof, with the intention of taking back a lease of such property, except a lease for a period of three years or less at the end of which it is intended that the use of such property by the lessee will be discontinued; provided
                                                               --------
             that, notwithstanding the foregoing, the Issuer or any Restricted Subsidiary may sell any such Principal Property and lease it back for a longer period (i) if the Issuer or such Restricted Subsidiary would be entitled, pursuant to the provisions of Section 3.6(a), to create a mortgage on the property to be leased securing Funded Debt in an amount equal to the Attributable Debt with respect to such sale and lease-back transaction without equally and ratably securing the outstanding Securities or (ii) if (A) the Issuer promptly informs the Trustee of such transaction, (B) the net proceeds of such transaction are at least equal to the fair value (as determined by Board Resolution of the Issuer) of such property and (C) the Issuer causes an amount equal to the net proceeds of the sale to be applied to the retirement, within 120 days after receipt of such proceeds, of Funded Debt incurred or assumed by the Issuer or a Restricted Subsidiary (including the Securities); provided
                                                               --------
             further that, in lieu of applying all of or any part of such net proceeds to such retirement, the Issuer may, within 75 days after such sale, deliver or cause to be delivered to the applicable trustee for cancellation either debentures or notes evidencing Funded Debt of the Issuer (which may include the Outstanding Securities) or of a Restricted Subsidiary previously authenticated and delivered by the applicable trustee, and not theretofore tendered for sinking fund purposes or called for a sinking fund or otherwise applied as a credit against an obligation to redeem or retire such notes or debentures, and an Officers' Certificate (which Certificate shall be delivered to the Trustee and each paying agent and which need not contain the statements prescribed by the second paragraph of Section 11.5) stating that the Issuer elects to deliver or cause to be delivered such debentures or notes in lieu of retiring Funded Debt as hereinabove provided. If the Issuer shall so deliver debentures or notes to the applicable trustee and the Issuer shall duly deliver such Officers' Certificate, the amount of cash which the Issuer shall be required to apply to the retirement of Funded Debt under this Section 3.7(a) shall be reduced by an amount equal to the aggregate of the then applicable optional redemption prices (not including any optional sinking fund redemption prices) of such debentures or notes, or, if there are no such redemption prices, the principal amount of such debentures or notes; provided, that in the case of debentures or notes
                       --------
             which provide for an amount less than the principal amount thereof to be due and payable upon a declaration of the maturity thereof, such amount of cash shall be reduced by the amount of principal of such debentures or notes that would be due and payable as of the date of such application upon a declaration of acceleration of the maturity thereof pursuant to the terms of the indenture pursuant to which such debentures or notes were issued.

                       (b)  Notwithstanding the provisions of paragraph
             (a) of this Section 3.7, the Issuer or any Restricted Subsidiary may enter into sale and lease-back transactions in addition to those permitted by paragraph (a) of this
             Section 3.7 and without any obligation to retire any outstanding Securities or other Funded Debt, provided that
                                                          --------
             at the time of entering into such sale and lease-back transactions and after giving effect thereto, Exempted Debt does not exceed 10% of Consolidated Net Worth.

                  SECTION 3.8  Funded Debt of Restricted Subsidiaries.
                               --------------------------------------
             (a)  The Issuer will not permit any Restricted Subsidiary

                       (A) to create, assume or permit to exist any Funded Debt other than (i) Funded Debt secured by a mortgage, pledge or lien which is permitted to such Restricted Subsidiary under the provisions of
                  Section 3.6, (ii) Funded Debt owed to the Issuer or any Restricted Subsidiary, (iii) Funded Debt of a corporation existing at the time it becomes a Restricted Subsidiary, (iv) Funded Debt existing on the date of this Indenture, (v) Funded Debt created in connection with the issuance of tax-exempt government obligations; or (vi) renewals, extensions or replacements of the foregoing.


                       (B)  to guarantee, directly or indirectly
                  through any arrangement which is substantially the equivalent of a guarantee, any Funded Debt except for (i) guarantees existing on the date of this Indenture, (ii) guarantees which, on the date of this Indenture, a Restricted Subsidiary is obligated to give, (iii) guarantees of Funded Debt secured by a mortgage, pledge or lien which is permitted to such Restricted Subsidiary under the provisions of Section 3.6 and (iv) renewals, extensions or replacements of the foregoing.

                       (b)  Notwithstanding the provisions of paragraph
             (a) of this Section 3.8, any Restricted Subsidiary may create, assume or guarantee Funded Debt in addition to that permitted by paragraph (a) of this Section 3.8, and renew, extend or replace such Funded Debt, provided that at the
                                                 --------
             time of such creation, assumption, guarantee, renewal, extension or replacement, and after giving effect thereto, Exempted Debt does not exceed 10% of Consolidated Net Worth.

                       SECTION 3.9  Luxembourg Publications.  In the
                                    -----------------------
             event of the publication of any notice pursuant to Section 5.11, 6.10(a), 6.11, 8.2, 12.2 or 12.5, the party making such publication in the Borough of Manhattan, The City of New York and London shall also, to the extent that notice is required to be given to Holders of Securities of any series listed on The Luxembourg exchange by applicable Luxembourg law or stock exchange regulation, make a similar publication in Luxembourg.


                                    ARTICLE FOUR

                      SECURITYHOLDERS LISTS AND REPORTS BY THE
                                ISSUER AND THE TRUSTEE
                                ----------------------


                       SECTION 4.1  Issuer to Furnish Trustee Information
                                    -------------------------------------
             as to Names and Addresses of Securityholders.  If and so
             --------------------------------------------
             long as the Trustee shall not be the Security registrar for the Securities of any series, the Issuer and any other obligor on the Securities will furnish or cause to be furnished to the Trustee a list in such form as the Trustee may reasonably require of the names and addresses of the Holders of the Registered Securities of such series pursuant to Section 312 of the Trust Indenture Act of 1939 (a) semi-annually not more than 15 days after each record date for the payment of interest on such Registered Securities, as hereinabove specified, as of such record date and on dates to be determined pursuant to Section 2.3 for non-interest bearing Registered Securities in each year as of a date not more than 15 days prior to the time such information is furnished, and (b) at such other times as the Trustee may request in writing, within 30 days after receipt by the Issuer of any such request as of a date not more than 15 days prior to the time such information is furnished.

                       SECTION 4.2  Reports by the Issuer.  The Issuer
                                    ---------------------
             covenants to file with the Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents, and other reports which the Issuer may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 or pursuant to Section 314 of the Trust Indenture Act of 1939.

                       SECTION 4.3  Reports by the Trustee.  Any
                                    ----------------------
             Trustee's report required under Section 313(a) of the Trust Indenture Act of 1939 shall be transmitted on or before July 15 in each year following the date hereof, so long as any Securities are outstanding hereunder, and shall be dated as of a date convenient to the Trustee no more than 60 nor less than 45 days prior thereto.

                                     ARTICLE FIVE

                     REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS
                                 ON EVENT OF DEFAULT
                                 -------------------


                       SECTION 5.1  Event of Default Defined;
                                    -------------------------
             Acceleration of Maturity; Waiver of Default.  "Event of
             -------------------------------------------
             Default" with respect to Securities of any series wherever used herein, means each one of the following events which shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                       (a) default in the payment of any installment of interest upon any of the Securities of such series as and when the same shall become due and payable, and continuance of such default for a period of 30 days; or

                       (b) default in the payment of all or any part of the principal on any of the Securities of such series as and when the same shall become due and payable either at maturity, upon any redemption, by declaration or otherwise; or

                       (c) default in the payment of any sinking fund installment as and when the same shall become due and payable by the terms of the Securities of such series; or

                       (d) default in the performance, or breach, of any covenant or agreement of the Issuer in respect of the Securities of such series (other than a covenant or agreement in respect of the Securities of such series a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Issuer by the Trustee or to the Issuer and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of all series affected thereby, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                       (e) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Issuer in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Issuer or for any substantial part of its property or ordering the winding up or liquidation of its affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

                       (f) the Issuer or any Restricted Subsidiary shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Issuer or for any substantial part of its property, or make any general assignment for the benefit of creditors; or

                       (g) any other Event of Default provided in the supplemental indenture or Board Resolution under which such series of Securities is issued or in the form of Security for such series.

             If an Event of Default described in clauses (a), (b), (c),
             (d) or (g) above (if the Event of Default under clause (d) or (g) is with respect to less than all series of Securities then Outstanding) occurs and is continuing, then, and in each and every such case, except for any series of Securities the principal of which shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities of each such affected series then Outstanding hereunder (voting as a single class) by notice in writing to the Issuer (and to the Trustee if given by Securityholders), may declare the entire principal (or, if the Securities of any such affected series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) of all Securities of all such affected series, and the interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable. If an Event of Default described in clause (d) or
             (g) (if the Event of Default under clause (d) or (g), as the case may be, is with respect to all series of Securities then Outstanding), (e) or (f) occurs and is continuing, then and in each and every such case, unless the principal of all the Securities shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of all the Securities then Outstanding hereunder (treated as one class), by notice in writing to the Issuer (and to the Trustee if given by Securityholders), may declare the entire principal (or, if any Securities are Original Issue Discount Securities, such portion of the principal as may be specified in the terms thereof) of all the Securities then Outstanding and interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable.

                       The foregoing provisions, however, are subject to
             the condition that if, at any time after the principal (or, if the Securities are Original Issue Discount Securities, such portion of the principal as may be specified in the terms thereof) of the Securities of any series (or of all the Securities, as the case may be) shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Issuer shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all the Securities of each such series (or of all the Securities, as the case may be) and the principal of any and all Securities of each such series (or of all the Securities, as the case may be) which shall have become due otherwise than by acceleration (with interest upon such principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest, at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of each such series (or at the respective rates of interest or Yields to Maturity of all the Securities, as the case may be) to the date of such payment or deposit) and such amount as shall be sufficient to cover reasonable compensation to the Trustee and each predecessor Trustee, their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith, and if any and all Events of Default under the Indenture, other than the non-payment of the principal of Securities which shall have become due by acceleration, shall have been cured, waived or otherwise remedied as provided herein, then and in every such case the Holders of a majority in aggregate principal amount of all the Securities of each such series, or of all the Securities, in each case voting as a single class, then Outstanding, by written notice to the Issuer and to the

             Trustee, may waive all defaults with respect to each such series (or with respect to all the Securities, as the case may be) and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

                       For all purposes under this Indenture, if a
             portion of the principal of any Original Issue Discount Securities shall have been accelerated and declared due and payable pursuant to the provisions hereof, then, from and after such declaration, unless such declaration has been rescinded and annulled, the principal amount of such Original Issue Discount Securities shall be deemed, for all purposes hereunder, to be such portion of the principal thereof as shall be due and payable as a result of such acceleration, and payment of such portion of the principal thereof as shall be due and payable as a result of such acceleration, together with interest, if any, thereon and all other amounts owing thereunder, shall constitute payment in full of such Original Issue Discount Securities.

                       SECTION 5.2  Collection of Indebtedness by
                                    -----------------------------
             Trustee; Trustee May Prove Debt.  The Issuer covenants that
             -------------------------------
             (a) in case default shall be made in the payment of any installment of interest on any of the Securities of any series when such interest shall have become due and payable, and such default shall have continued for a period of 30 days or (b) in case default shall be made in the payment of all or any part of the principal of any of the Securities of any series when the same shall have become due and payable, whether upon maturity of the Securities of such series or upon any redemption or by declaration or otherwise, then upon demand of the Trustee, the Issuer will pay to the Trustee for the benefit of the Holders of the Securities of such series the whole amount that then shall have become due and payable on all Securities of such series and such Coupons for principal or interest, as the case may be (with interest to the date of such payment upon the overdue principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of such series); and in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Trustee and each predecessor Trustee, their respective agents, attorneys and counsel, and any reasonable expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of its negligence or bad faith.

                       Until such demand is made by the Trustee, the
             Issuer may pay the principal of and interest on the Securities of any series to the Holders, whether or not the principal of and interest on the Securities of such series be overdue.

                       In case the Issuer shall fail forthwith to pay
             such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Issuer or other obligor upon the Securities and collect in the manner provided by law out of the property of the Issuer or other obligor upon the Securities, wherever situated, the moneys adjudged or decreed to be payable.

                       In case there shall be pending proceedings
             relative to the Issuer or any other obligor upon the Securities under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor, or in case of any other comparable judicial proceedings relative to the Issuer or other obligor upon the Securities, or to the creditors or property of the Issuer or such other obligor, the Trustee, irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

                       (a) to file and prove a claim or claims for the whole amount of principal and interest (or, if the Securities of any series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) owing and unpaid in respect of the Securities, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of negligence or bad faith) and of the Securityholders allowed in any judicial proceedings relative to the Issuer or other obligor upon the Securities or to the creditors or property of the Issuer or such other obligor,

                       (b)  unless prohibited by applicable law and
                  regulations, to vote on behalf of the holders of the Securities of any series in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or person performing similar functions in comparable proceedings, and

                       (c) to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Securityholders and of the Trustee on their behalf; and any trustee, receiver, or liquidator, custodian or other similar official is hereby authorized by each of the Securityholders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to the Securityholders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith.

                       Nothing herein contained shall be deemed to
             authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities of any series or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

                       All rights of action and of asserting claims under
             this Indenture, or under any of the Securities of any series or Coupons appertaining to such Securities, may be enforced by the Trustee without the possession of any of the Securities of such series or Coupons appertaining to such Securities or the production thereof at any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Trustee, each predecessor Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of such Securities or Coupons appertaining to such Securities in respect of which such action was taken.

                       In any proceedings brought by the Trustee (and
             also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the Holders of the Securities or Coupons appertaining to such Securities in respect of which such action was taken, and it shall not be necessary to make any Holders of such Securities or Coupons appertaining to such Securities parties to any such proceedings.

                       SECTION 5.3  Application of Proceeds.  Any moneys
                                    -----------------------
             collected by the Trustee pursuant to this Article in respect of any series shall be applied in the following order at the date or dates fixed by the Trustee and, in case of the distribution of such moneys on account of principal or interest, upon presentation of the several Securities and Coupons appertaining to such Securities in respect of which monies have been collected and stamping (or otherwise noting) thereon the payment, or issuing Securities of such series in reduced principal amounts in exchange for the presented Securities of like series if only partially paid, or upon surrender thereof if fully paid:

                       FIRST:  To the payment of costs and expenses
                  applicable to such series in respect of which monies have been collected, including reasonable compensation to the Trustee and each predecessor Trustee and their respective agents and attorneys and of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee and their respec-tive agents and attorneys except as a result of negligence or bad faith;

                       SECOND:  In case the principal of the Securities
                  of such series in respect of which moneys have been collected shall not have become and be then due and payable, to the payment of interest on the Securities of such series in default in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the same rate as the rate of interest or Yield to

                  Maturity (in the case of Original Issue Discount Securities) specified in such Securities, such payments to be made ratably to the persons entitled thereto, without discrimination or preference;

                       THIRD:  In case the principal of the Securities of
                  such series in respect of which moneys have been col-lected shall have become and shall be then due and payable, to the payment of the whole amount then owing and unpaid upon all the Securities of such series for principal and interest, with interest upon the overdue principal, and (to the extent that such interest has been collected by the Trustee) upon overdue instal-lments of interest at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of such series; and in case such moneys shall be insuf-ficient to pay in full the whole amount so due and unpaid upon the Securities of such series, then to the payment of such principal and interest or Yield to Maturity, without preference or priority of principal over interest or Yield to Maturity, or of interest or Yield to Maturity over principal, or of any installment of interest over any other installment of interest, or of any Security of such series over any other Security of such series, ratably to the aggregate of such principal and accrued and unpaid interest or Yield to Maturity; and

                       FOURTH:  To the payment of the remainder, if any,
                  to the Issuer or any other person lawfully entitled thereto.

                       SECTION 5.4  Suits for Enforcement.  In case an
                                    ---------------------
             Event of Default has occurred, has not been waived and is continuing, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

                       SECTION 5.5  Restoration of Rights on Abandonment
                                    ------------------------------------
             of Proceedings.  In case the Trustee shall have proceeded to
             --------------
             enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee, then and in every such case the Issuer and the Trustee shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Issuer, the Trustee and the Securityholders shall continue as though no such proceedings had been taken.

                       SECTION 5.6  Limitations on Suits by
                                    -----------------------
             Securityholders.  No Holder of any Security of any series or
             ---------------
             of any Coupon appertaining thereto shall have any right by virtue or by availing of any provision of this Indenture to institute any action or proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to this Indenture, or for the appointment of a trustee, recei-ver, liquidator, custodian or other similar official or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of not less than 25% in aggre-gate principal amount of the Securities of each affected series then Outstanding (treated as a single class) shall have made written request upon the Trustee to institute such action or proceedings in its own name as trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 5.9; it being understood and intended, and being expressly covenanted by the taker and Holder of every Security or Coupon with every other taker and Holder and the Trustee, that no one or more Holders of Securities of any series or Coupons appertaining to such Securities shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other such Holder of Securities or Coupons appertaining to such Securities, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Securities of the applicable series and Coupons appertaining to such Securities. For the protection and enforcement of the provisions of this Section, each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

                       SECTION 5.7  Unconditional Right of
                                    ----------------------
             Securityholders to Institute Certain Suits.  Notwithstanding
             ------------------------------------------
             any other provision in this Indenture and any provision of any Security or Coupon, the right of any Holder of any Security or Coupon to receive payment of the principal of and interest on such Security or Coupon on or after the respective due dates expressed in such Security or Coupon, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

                       SECTION 5.8  Powers and Remedies Cumulative; Delay
                                    -------------------------------------
             or Omission Not Waiver of Default.  Except as provided in
             ---------------------------------
             Section 5.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities or Coupons is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                       No delay or omission of the Trustee or of any
             Holder of Securities or Coupons to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and, subject to Section 5.6, every power and remedy given by this Indenture or by law to the Trustee or to the Holders of Securities or Coupons may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Holders of Securities or Coupons.

                       SECTION 5.9  Control by Securityholders.  The
                                    --------------------------
             Holders of a majority in aggregate principal amount of the Securities of each series affected (with each such series voting as a separate class) at the time Outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to the Securities of such series by this Indenture; provided that such direction shall not be
                             --------
             otherwise than in accordance with law and the provisions of this Indenture and provided further that (subject to the
                                -------- -------
             provisions of Section 6.1) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors, the executive committee, or a trust committee of directors or Responsible Officers of the Trustee shall determine that the action or proceedings so directed would involve the Trustee in personal liability or if the Trustee in good faith shall so determine that the actions or forebearances specified in or pursuant to such direction would be unduly prejudicial to the interests of Holders of the Securities of all series so affected not joining in the giving of said direction, it being understood that (subject to Section 6.1) the Trustee shall have no duty to ascertain whether or not such actions or forebearances are unduly prejudicial to such Holders.

                       Nothing in this Indenture shall impair the right
             of the Trustee in its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction or directions by Securityholders.

                       SECTION 5.10  Waiver of Past Defaults.  Prior to
                                     -----------------------
             the acceleration of the maturity of the Securities as provided in Section 5.1, the Holders of a majority in aggregate principal amount of the Securities of all series at the time Outstanding with respect to which an event of default shall have occurred and be continuing (voting as a single class) may on behalf of the Holders of all such Securities waive any past default or Event of Default described in Section 5.1 and its consequences, except a default in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Security affected. In the case of any such waiver, the Issuer, the Trustee and the Holders of all such Securities of each series affected shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                       Upon any such waiver, such default shall cease to
             exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured, and not to have occurred for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

                       SECTION 5.11  Trustee to Give Notice of Default,
                                     ----------------------------------
             But May Withhold in Certain Circumstances.  The Trustee
             -----------------------------------------
             shall, within ninety days after the occurrence of a default with respect to the Securities of any series, give notice of all defaults with respect to that series known to the Trustee (i) if any Unregistered Securities of that series are then Outstanding, to the Holders thereof, by publication at least once in an Authorized Newspaper in the Borough of Manhattan, the City of New York and at least once in an Authorized Newspaper in London (and, if required by Section

             3.9, at least once in an Authorized Newspaper in Luxembourg) and (ii) to all Holders of Securities of such series in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act of 1939, unless in each case such de-faults shall have been cured before the mailing or publica-tion of such notice (the term "default" or "defaults" for the purposes of this Section being hereby defined to mean any event or condition which is, or with notice or lapse of time or both would become, an Event of Default); provided
                                                              --------
             that, except in the case of default in the payment of the principal of or interest on any of the Securities of such series, or in the payment of any sinking fund installment on such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors or trustees and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Securityholders of such series.

                       SECTION 5.12  Right of Court to Require Filing of
                                     -----------------------------------
             Undertaking to Pay Costs.  All parties to this Indenture
             ------------------------
             agree, and each Holder of any Security or Coupon by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to:

                       (A)  any suit instituted by the Trustee,

                       (B) any suit instituted by any Securityholder or group of Securityholders of any series holding in the aggregate more than 10% in aggregate principal amount of the Securities of such series, or, in the case of any suit relating to or arising under clauses (d) or (g) of Section
             5.1 (if the suit relates to Securities of more than one but less than all series), 10% in aggregate principal amount of Securities Outstanding affected thereby, or in the case of any suit relating to or arising under clauses (d) or (g) (if the suit under (d) or (g) relates to all the Securities then Outstanding), (c), (e) or (f) of Section 5.1, 10% in aggregate principal amount of all Securities Outstanding, or

                       (C) any suit instituted by any Securityholder for the enforcement of the payment of the principal of or interest on any Security on or after the due date expressed in such Security or any date fixed for redemption.


                                     ARTICLE SIX

                                CONCERNING THE TRUSTEE
                                ----------------------


                       SECTION 6.1  Duties and Responsibilities of the
                                    ----------------------------------
             Trustee; During Default; Prior to Default.  With respect to
             -----------------------------------------
             the Holders of any series of Securities issued hereunder, the Trustee, prior to the occurrence of an Event of Default with respect to the Securities of a particular series and after the curing or waiving of all Events of Default which may have occurred with respect to such series, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default with respect to the Securities of a series has occurred (which has not been cured or waived) the Trustee shall exercise with respect to such series of Securities such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                       No provision of this Indenture shall be construed
             to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own wilful misconduct, except that

                       (a)  prior to the occurrence of an Event of
                  Default with respect to the Securities of any series and after the curing or waiving of all such Events of Default with respect to such series which may have occurred:

                                 (i)  the duties and obligations of the
                            Trustee with respect to the Securities of any series shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                                 (ii)  in the absence of bad faith on the
                            part of the Trustee, the Trustee may
                            conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such statements, certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

                       (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

                       (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders pursuant to Section 5.9 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

                       None of the provisions contained in this Indenture
             shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the perfor-mance of any of its duties or in the exercise of any of its rights or powers, if there shall be reasonable ground for believing that the repayment of such funds or adequate indemnity against such liability is not reasonably assured to it.

                       The provisions of this Section 6.1 are in further-
             ance of and subject to Sections 315 and 316 of the Trust Indenture Act of 1939.

                       SECTION 6.2  Certain Rights of the Trustee.  In
                                    -----------------------------
             furtherance of and subject to the Trust Indenture Act of 1939, and subject to Section 6.1:

                       (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolu-tion, Officers' Certificate, Opinion of Counsel (or both) or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, coupon, security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                       (b) any request, direction, order or demand of the Issuer mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the secretary or an assistant secretary of the Issuer;

                       (c)  whenever in the administration of this
                  Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                       (d) the Trustee may consult with counsel and any written advice or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in reliance thereon in accordance with such advice or Opinion of Counsel;

                       (e) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred therein or thereby;

                       (f)  the Trustee shall not be liable for any
                  action taken or omitted by it in good faith and believed by it to be authorized or within the discre-tion, rights or powers conferred upon it by this Indenture;

                       (g)  prior to the occurrence of an Event of
                  Default hereunder and after the curing or waiving of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security, or other paper or document unless requested in writing so to do by the Holders of not less than a majority in aggregate principal amount of the Securities of all series affected then Outstanding; provided that, if the payment within a reasonable time
                  --------
                  to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such investigation shall be paid by the Issuer or, if paid by the Trustee or any predecessor trustee, shall be repaid by the Issuer upon demand; and

                       (h) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys not regularly in its employ and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by it hereunder.

                  SECTION 6.3  Trustee Not Responsible for Recitals,
                               -------------------------------------
             Disposition of Securities or Application of Proceeds
             ----------------------------------------------------
             Thereof.  The recitals contained herein and in the
             -------
             Securities, except the Trustee's certificates of authenti-cation, shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Indenture or of the Securi-ties or Coupons. The Trustee shall not be accountable for the use or application by the Issuer of any of the Securities or of the proceeds thereof.

                       SECTION 6.4  Trustee and Agents May Hold
                                    ---------------------------
             Securities; Collections, etc.  The Trustee or any agent of
             ----------------------------
             the Issuer or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not the Trustee or such agent and may otherwise deal with the Issuer and receive, collect, hold and retain collections from the Issuer with the same rights it would have if it were not the Trustee or such agent.

                       SECTION 6.5  Moneys Held by Trustee.  Subject to
                                    ----------------------
             the provisions of Section 10.4 hereof, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law. Neither the Trustee nor any agent of the Issuer or the Trustee shall be under any liability for interest on any moneys received by it hereunder.

                       SECTION 6.6  Compensation and Indemnification of
                                    -----------------------------------
             Trustee and Its Prior Claim.  The Issuer covenants and
             ---------------------------
             agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and the Issuer covenants and agrees to pay or reimburse the Trustee and each predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture and the Securities or the issuance of the Securities or of series thereof (including the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ) except to the extent any such expense, disbursement or advance may arise from its negligence or bad faith. The Issuer also covenants to indemnify the Trustee and each predecessor Trustee for, and to hold it harmless against, any loss, liability or expense arising out of or in connection with the acceptance or administration of this Indenture and the Securities or the issuance of the Securities or of series thereof or the trusts hereunder and the performance of its duties hereunder, including the costs and expenses of defending itself against or investigating any claim of liability in the premises, except to the extent such loss liability or expense is due to the negligence or bad faith of the Trustee or such predecessor Trustee. The obligations of the Issuer under this Section to compensate and indemnify the Trustee and each predecessor Trustee and to pay or reimburse the Trustee and each predecessor Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture or the rejection or termination of this Indenture under bankruptcy law. Such additional indebtedness shall be a senior claim to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Securities or Coupons, and the Securities are hereby subordinated to such senior claim. If the Trustee renders services and incurs expenses following an Event of Default under Section 5.1(e) or
             Section 5.1(f) hereof, the parties hereto and the holders by their acceptance of the Securities hereby agree that such expenses are intended to constitute expenses of administration under any bankruptcy law.

                       SECTION 6.7  Right of Trustee to Rely on Officers'
                                    -------------------------------------
             Certificate, etc.  Subject to Sections 6.1 and 6.2, whenever
             -----------------
             in the administration of the trusts of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically pre-scribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.

                       SECTION 6.8  Indentures Not Creating Potential
                                    ---------------------------------
             Conflicting Interests for the Trustee.  The following
             -------------------------------------
             indentures are hereby specifically described for the purposes of Section 310(b)(l) of the Trust Indenture Act of 1939: Indenture dated as of April 15, 1991, as amended, and Amended and Restated Indenture dated as of May 18, 1992.

                       SECTION 6.9  Persons Eligible for Appointment as
                                    -----------------------------------
             Trustee.  The Trustee for each series of Securities
             -------
             hereunder shall at all times be a corporation having a combined capital and surplus of at least $50,000,000, and which is eligible in accordance with the provisions of
             Section 310(a) of the Trust Indenture Act of 1939. If such corporation publishes reports of condition at least annu-ally, pursuant to law or to the requirements of a Federal, State or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

                       SECTION 6.10  Resignation and Removal; Appointment
                                     ------------------------------------
             of Successor Trustee.  (a)  The Trustee, or any trustee or
             --------------------
             trustees hereafter appointed, may at any time resign with respect to one or more or all series of Securities by giving written notice of resignation to the Issuer and (i) if any Unregistered Securities of a series affected are then Outstanding, by giving notice of such resignation to the Holders thereof, by publication at least once in an Authorized Newspaper in the Borough of Manhattan, the City of New York, and at least once in an Authorized Newspaper in London (and, if required by Section 3.9, at least once in an

             Authorized Newspaper in Luxembourg), (ii) if any Unregis-tered Securities of a Series affected are then Outstanding, by mailing notice of such resignation to the Holders thereof who have filed their names and addresses with the Trustee pursuant to Section 313(c)(2) of the Trust Indenture Act of 1939 at such addresses as were so furnished to the Trustee and (iii) by mailing notice of such resignation to the Holders of then Outstanding Registered Securities of each series affected at their addresses as they shall appear on the registry books. Upon receiving such notice of resignation, the Issuer shall promptly appoint a successor trustee or trustees with respect to the applicable series by written instrument in duplicate, executed by authority of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee or trustees. If no successor trustee shall have been so appointed with respect to any series and have accepted appointment within 30 days after the mailing of such notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Securityholder who has been a bona fide Holder of a Security or Securities of the applicable series for at least six months may, subject to the provisions of Section 5.12, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

                       (b) In case at any time any of the following shall occur:

                       (i) the Trustee shall fail to comply with the provisions of Section 310(b) of the Trust Indenture Act of 1939 with respect to any series of Securities after written request therefor by the Issuer or by any Securityholder who has been a bona fide Holder of a Security or Securities of such series for at least six months; or

                       (ii) the Trustee shall cease to be eligible in accordance with the provisions of Section 6.9 hereunder and Section 310(a) of the Trust Indenture Act of 1939 and shall fail to resign after written request therefor by the Issuer or by any Securityholder; or

                       (iii)  the Trustee shall become incapable of
                  acting with respect to any series of Securities, or shall be adjudged a bankrupt or insolvent, or a receiver or liquidator of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

             then, in any such case, the Issuer may remove the Trustee with respect to the applicable series of Securities and appoint a successor trustee for such series by written instrument, in duplicate, executed by order of the Board of Directors of the Issuer, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 315(e) of the Trust Indenture Act of 1939, any Security-holder who has been a bona fide Holder of a Security or Securities of such series for at least six months may on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee with respect to such series. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

                       (c)  The Holders of a majority in aggregate
             principal amount of the Securities of each series then Outstanding may at any time remove the Trustee with respect to Securities of such series and appoint a successor trustee with respect to the Securities of such series by delivering to the Trustee so removed, to the successor trustee so appointed and to the Issuer the evidence provided for in
             Section 7.1 of the action in that regard taken by the Securityholders.

                       (d) Any resignation or removal of the Trustee with respect to any series and any appointment of a suc-cessor trustee with respect to such series pursuant to any of the provisions of this Section 6.9 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 6.10.

                       SECTION 6.11  Acceptance of Appointment by
                                     ----------------------------
             Successor Trustee.  Any successor trustee appointed as
             -----------------
             provided in Section 6.9 shall execute and deliver to the Issuer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee with respect to all or any applicable series shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, duties and obligations with respect to such series of its predecessor hereunder, with like effect as if originally named as trustee for such series hereunder; but, nevertheless, on the written request of the Issuer or of the successor trustee, upon payment of its charges then unpaid, the trustee ceasing to act shall, subject to Section 10.4, pay over to the successor trustee all moneys at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor trustee all such rights, powers, duties and obligations. Upon request of any such successor trustee, the Issuer shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a prior claim upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of Section 6.6.

                       If a successor trustee is appointed with respect
             to the Securities of one or more (but not all) series, the Issuer, the predecessor Trustee and each successor trustee with respect to the Securities of any applicable series shall execute and deliver an indenture supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor Trustee with respect to the Securities of any series as to which the predecessor Trustee is not retiring shall continue to be vested in the predecessor Trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such trustees co-trustees of the same trust and that each such trustee shall be trustee of a trust or trusts under separate indentures.

                       No successor trustee with respect to any series of
             Securities shall accept appointment as provided in this
             Section 6.11 unless at the time of such acceptance such successor trustee shall be qualified under Section 310(b) of the Trust Indenture Act of 1939 and eligible under the provisions of Section 6.9.

                       Upon acceptance of appointment by any successor
             trustee as provided in this Section 6.11, the Issuer shall give notice thereof (a) if any Unregistered Securities of a series affected are then Outstanding, to the Holders thereof, by publication of such notice at least once in an Authorized Newspaper in the Borough of Manhattan, the City of New York and at least once in an Authorized Newspaper in London (and, if required by Section 3.9, at least once in an Authorized Newspaper in Luxembourg), (b) if any Unregistered Securities of a series affected are then Outstanding, to the

             Holders thereof who have filed their names and addresses with the Trustee pursuant to Section 313(c)(2) of the Trust Indenture Act of 1939, by mailing such notice to such Holders at such addresses as were so furnished to the Trustee (and the Trustee shall make such information available to the Issuer for such purpose) and (c) to the Holders of Registered Securities of each series affected, by mailing such notice to such Holders at their addresses as they shall appear on the registry books. If the acceptance of appointment is substantially contemporaneous with the resignation, then the notice called for by the preceding sentence may be combined with the notice called for by
             Section 6.10. If the Issuer fails to give such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be given at the expense of the Issuer.

                       SECTION 6.12  Merger, Conversion, Consolidation or
                                     ------------------------------------
             Succession to Business of Trustee.  Any corporation into
             ---------------------------------
             which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such
                                                 --------
             corporation shall be qualified under Section 310(b) of the Trust Indenture Act of 1939 and eligible under the provi-sions of Section 6.9, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                       In case at the time such successor to the Trustee
             shall succeed to the trusts created by this Indenture any of the Securities or Coupons (if any) of any series shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee and deliver such Securities or Coupons so authenticated; and, in case at that time any of the Securities or Coupons (if any) of any series shall not have been authenticated, any successor to the Trustee may authenticate such Securities or Coupons either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificate shall have the full force which it is anywhere in the Securities or Coupons of such series or in this Indenture provided that the certificate of the Trustee shall have; provided, that
                                                        --------
             the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities or Coupons (if any) of any series in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.



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






                       SECTION 6.13  Appointment of Authenticating Agent.
                                     -----------------------------------
             As long as any Securities of a series remain Outstanding, the Trustee may, by an instrument in writing, appoint with the approval of the Issuer and authenticating agent (the "Authenticating Agent") which shall be authorized to act on behalf of the Trustee to authenticate Securities, including Securities issued upon exchange, registration of transfer, partial redemption or pursuant to Section 2.9. Securities of each such series authenticated by such Authenticating Agent shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee. Whenever reference is made in this Indenture to the authentication and delivery of Securities of any series by the Trustee or to the Trustee's Certificate of Authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent for such series and a Certificate of Authentication executed on behalf of the Trustee by such Authenticating Agent. Such Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $10,000,000 (determined as provided in Section 6.9 with respect to the Trustee) and subject to supervision or examination by Federal or State authority.

                       Any corporation into which any Authenticating
             Agent may be merged or converted, or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent with respect to all series of Securities for which it served as Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or such Authenticating Agent. Any Authenticating Agent may at any time, and if it shall cease to be eligible shall, resign by giving written notice of resignation to the Trustee and to the Issuer.

                       Upon receiving such a notice of resignation or
             upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.13 with respect to one or more series of Securities, the Trustee shall upon receipt of an Issuer Order appoint a successor Authenticating Agent. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent. The Issuer agrees to pay to the Authenticating Agent for such series from time to time reasonable compensation. The Authenticating Agent for the Securities of any series shall have no responsibility or liability for any action taken by it as such at the direction of the Trustee.

                       Sections 6.2, 6.3, 6.4, 6.6, 6.9 and 7.3 shall be
             applicable to any Authenticating Agent.


                                    ARTICLE SEVEN

                            CONCERNING THE SECURITYHOLDERS
                            ------------------------------


                      SECTION 7.1  Evidence of Action Taken by
                                   ---------------------------
             Securityholders.  Any request, demand, authorization,
             ---------------
             direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by a specified percentage in principal amount of the Securityholders of any or all series may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such specified percentage of Securityholders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Proof of execution of any instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Sections 6.1 and 6.2) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Article.

                       SECTION 7.2  Proof of Execution of Instruments and
                                    -------------------------------------
             of Holding of Securities; Record Date.  Subject to Sections
             -------------------------------------
             6.1 and 6.2, the execution of any instrument by a Securityholder or his agent or proxy may be proved in the following manner:

                       (a) The fact and date of the execution by any Holder of any instrument may be proved by the certificate of any notary public or other officer of any jurisdiction authorized to take acknowledgments of deeds or administer oaths that the person executing such instruments acknowledged to him the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or other such officer. Where such execution is by or on behalf of any legal entity other than an individual, such certificate or affidavit shall also constitute sufficient proof of the authority of the person executing the same. The fact of the holding by any Holder of an Unregistered Security of any series, and the identifying number of such Security and the date of his holding the same, may be proved by the production of such Security or by a certificate executed by any trust company, bank, banker or recognized securities dealer wherever situated satisfactory to the Trustee, if such certificate shall be deemed by the Trustee to be satisfactory. Each such certificate shall be dated and shall state that on the date thereof a Security of such series bearing a specified identifying number was deposited with or exhibited to such trust company, bank, banker or recognized securities dealer by the person named in such certificate. Any such certificate may be issued in respect of one or more Unregistered Securities of one or more series specified therein.
                  The holding by the person named in any such certificate of any Unregistered Securities of any series specified therein shall be presumed to continue for a period of one year from the date of such certificate unless at the time of any determination of such holding (1) another certificate bearing a later date issued in respect of the same Securities shall be produced, or
                  (2) the Security of such series specified in such certificate shall be produced by some other person, or
                  (3) the Security of such series specified in such certificate shall have ceased to be Outstanding. Subject to Sections 6.1 and 6.2, the fact and date of the execution of any such instrument and the amount and numbers of Securities of any series held by the person so executing such instrument and the amount and numbers of any Security or Securities for such series may also be proven in accordance with such reasonable rules and regulations as may be prescribed by the Trustee for such series or in any other manner which the Trustee for such series may deem sufficient.

                       (b) In the case of Registered Securities, the ownership of such Securities shall be proved by the Security register or by a certificate of the Security registrar.

                       The Issuer may set a record date for purposes of
             determining the identity of holders of Securities of any series entitled to vote or consent to any action referred to in Section 7.1, which record date may be set at any time or from time to time by notice to the Trustee, for any date or dates (in the case of any adjournment or reconsideration) not more than 60 days nor less than five days prior to the proposed date of such vote or consent, and thereafter, notwithstanding any other provisions hereof with respect to Registered Securities of any series, only Holders of Registered Securities of such series of record on such record date shall be entitled to so vote or give such consent or revoke such vote or consent.

                       SECTION 7.3  Holders to be Treated as Owners.  The
                                    -------------------------------
             Issuer, the Trustee and any agent of the Issuer or the Trustee may deem and treat the person in whose name any Security shall be registered upon the Security register for such series as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of and, subject to the provisions of this Indenture, interest on such Security and for all other purposes; and neither the Issuer nor the Trustee nor any agent of the Issuer or the Trustee shall be affected by any notice to the contrary. The Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Holder of any Unregistered Security and the Holder of any Coupon as the absolute owner of such Unregistered Security or Coupon (whether or not such Unregistered Security or Coupon shall be overdue) for the purpose of receiving payment thereof or on account thereof and for all other purposes and neither the Issuer, the Trustee, nor any agent of the Issuer or the Trustee shall be affected by any notice to the contrary.
             All such payments so made to any such person, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Registered Security, Unregistered Security or Coupon.

                       SECTION 7.4  Securities Owned by Issuer Deemed Not
                                    -------------------------------------
             Outstanding.  In determining whether the Holders of the
             -----------
             requisite aggregate principal amount of Outstanding Securities of any or all series have concurred in any direction, consent or waiver under this Indenture, Securities which are owned by the Issuer or any other obligor on the Securities with respect to which such determination is being made or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or any other obligor on the Securities with respect to which such determination is being made shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver only Securities which the Trustee knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as

             Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Issuer or any other obligor upon the Securities or any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or any other obligor on the Securities. In case of a dispute as to such right, the advice of counsel shall be full protection in respect of any decision made by the Trustee in accordance with such advice. Upon request of the Trustee, the Issuer shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Securities, if any, known by the Issuer to be owned or held by or for the account of any of the above-described persons; and, subject to Sections 6.1 and 6.2, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are Outstanding for the purpose of any such determination.

                       SECTION 7.5.  Right of Revocation of Action Taken.
                                     -----------------------------------
             At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 7.1, of the taking of any action by the Holders of the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action, any Holder of a Security the serial number of which is shown by the evidence to be included among the serial numbers of the Securities the Holders of which have consented to such action may, by filing written notice at the Corporate Trust Office and upon proof of holding as provided in this Article, revoke such action so far as concerns such Security. Except as aforesaid any such action taken by the Holder of any Security shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Security and of any Securities issued in exchange or substitution therefor or on registration of transfer thereof, irrespective of whether or not any notation in regard thereto is made upon any such Security. Any action taken by the Holders of the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action shall be conclusively binding upon the Issuer, the Trustee and the Holders of all the Securities affected by such action.

                                    ARTICLE EIGHT

                               SUPPLEMENTAL INDENTURES
                               -----------------------


                       SECTION 8.1  Supplemental Indentures Without
                                    -------------------------------
             Consent of Securityholders.  The Issuer, when authorized by
             --------------------------
             a Board Resolution (which resolution may provide general terms or parameters for such action and may provide that the specific terms of such action may be determined in accordance with or pursuant to an Issuer Order), and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

                       (a) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Securities of one or more series any property or assets;

                       (b)  to evidence the succession of another
                  corporation to the Issuer, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Issuer pursuant to Article Nine;

                       (c) to add to the covenants of the Issuer such further covenants, restrictions, conditions or provisions as its Board of Directors and the Trustee shall consider to be for the protection or benefit of the Holders of all or any Series of Securities or Coupons, (and if such covenants, restrictions, conditions or provisions are for the protection or benefit of less than all series of Securities, stating that they are expressly being included solely for the benefit or protection of such series), and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions, conditions or provisions an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, that in respect of any such additional
                  --------
                  covenant, restriction, condition or provision such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such an Event of Default or may limit the remedies available to the Trustee upon such an Event of Default or may limit the right of the Holders of a majority in aggregate principal amount of the

                  Securities of such series to waive such an Event of Default;

                       (d)  to cure any ambiguity or to correct or
                  supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture; or to make such other provisions in regard to matters or questions arising under this Indenture or under any supplemental indenture as the Board of Directors may deem necessary or desirable and which shall not adversely affect the interests of the Holders of the Securities or Coupons in any material respect;

                       (e) to establish the form or forms or terms of Securities of any series or of the Coupons appertaining to such Securities as permitted by Sections 2.1 and 2.3;

                       (f) to evidence and provide for the acceptance of appointment hereunder by a successor trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Section 6.11;

                       (g) to provide for uncertificated Securities and to make all appropriate changes for such purpose; and

                       (h) to comply with the requirements of the Trust Indenture Act of 1939.

                       The Trustee is hereby authorized to join with the
             Issuer in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                       Any supplemental indenture authorized by the
             provisions of this Section may be executed without the consent of the Holders of any of the Securities at the time outstanding, notwithstanding any of the provisions of
             Section 8.2.

                       SECTION 8.2  Supplemental Indentures With Consent
                                    ------------------------------------
             of Securityholders.  With the consent (evidenced as provided
             ------------------
             in Article Seven) of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of all series affected by such supplemental indenture (voting as one class), the Issuer, when authorized by a Board Resolution (which resolution may provide general terms or parameters for such action and may provide that the specific terms of such action may be determined in accordance with or pursuant to an Issuer Order), and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Securities of each such series or of the Coupons appertaining to such Securities; provided, that no such supplemental indenture
                         --------
             shall (a) extend the final maturity of any Security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof or make the principal thereof (including any amount in respect of original issue discount), or interest thereon payable in any coin or currency other than that provided in the Securities and Coupons or in accordance with the terms thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon an acceleration of the maturity thereof pursuant to Section 5.1 or the amount thereof provable in bankruptcy pursuant to
             Section 5.2, or alter the provisions of Sections 11.11 or
             11.12 or impair or affect the right of any Securityholder to institute suit for the payment thereof or, if the Securities provide therefor, any right of repayment at the option of the Securityholder in each case without the consent of the Holder of each Security so affected, or (b) reduce the aforesaid percentage in principal amount of Securities of any series, the consent of the Holders of which is required for any such supplemental indenture, without the consent of the Holders of each Security so affected.

                       A supplemental indenture which changes or
             eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of Holders of Securities with respect to such covenant or provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series or of the Coupons appertaining to such Securities.

                       Upon the request of the Issuer, accompanied by a
             copy of a Board Resolution (which resolution may provide general terms or parameters for such action and may provide that the specific terms of such action may be determined in accordance with or pursuant to an Issuer Order) certified by the secretary or an assistant secretary of the Issuer authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Securityholders as aforesaid and other documents, if any, required by Sections 7.1 and 8.4, the Trustee shall join with the Issuer in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

                       It shall not be necessary for the consent of the
             Securityholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

                       Promptly after the execution by the Issuer and the
             Trustee of any supplemental indenture pursuant to the provisions of this Section, the Trustee shall give notice thereof (i) to the Holders of then Outstanding Registered Securities of each series affected thereby, by mailing a notice thereof by first class mail to such Holders at their addresses as they shall appear on the Security register,
             (ii) if any Unregistered Securities of a series affected thereby are then Outstanding, to the Holders thereof who have filed their names and addresses with the Trustee pursuant to Section 313(c)(2) of the Trust Indenture Act of 1939, by mailing a notice thereof by first class mail to such Holders at such addresses as were so furnished to the Trustee and (iii) if any Unregistered Securities of a series affected thereby are then Outstanding, to all Holders thereof, by publication of a notice thereof at least one in an Authorized Newspaper in the Borough of Manhattan, The City of New York and at least once in an Authorized Newspaper in London (and, if required by Section 3.9, at least once in an Authorized Newspaper in Luxembourg), and in each case such notice shall set forth in general terms the substance of such supplemental indenture. Any failure of the Issuer to give such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

                       SECTION 8.3  Effect of Supplemental Indenture.
                                    --------------------------------
             Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Issuer and the Holders of Securities of each series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

                       SECTION 8.4  Documents to Be Given to Trustee.
                                    --------------------------------
             The Trustee, subject to the provisions of Sections 6.1 and 6.2, may receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this Article Eight complies with the applicable provisions of this Indenture.

                       SECTION 8.5  Notation on Securities in Respect of
                                    ------------------------------------
             Supplemental Indentures.  Securities of any series
             -----------------------
             authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article may bear a notation in form approved by the Trustee for such series as to any matter provided for by such supplemental indenture or as to any action taken at any such meeting. If the Issuer or the Trustee shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Issuer, authenticated by the Trustee and delivered in exchange for the Securities of such series then Outstanding.


                                     ARTICLE NINE

                      CONSOLIDATION, MERGER, SALE OR CONVEYANCE
                      -----------------------------------------


                       SECTION 9.1  Covenant Not to Merge, Consolidate,
                                    -----------------------------------
             Sell or Convey Property Except Under Certain Conditions.
             -------------------------------------------------------
             Nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of the Issuer into any other corporation or corporations (whether or not affiliated with the Issuer), or successive consolidations or mergers to which the Issuer or its respective successor or successors shall be a party or parties, or shall prevent any sale, lease or conveyance of the property of the Issuer as an entirety or substantially as an entirety; provided, that upon any such consolidation,
                             --------
             merger, sale, lease or conveyance to which the Issuer is a party and in which the Issuer is not the surviving corporation, the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed or observed by the Issuer and the due and punctual payment of the principal of and interest on all of the Securities, according to their tenor, shall be expressly assumed by supplemental indenture satisfactory in form to the Trustee, executed and delivered to the Trustee, by the corporation formed by such consolidation, or into which the Issuer shall have been merged, or which shall have acquired such property.

                       SECTION 9.2  Successor Corporation Substituted.
                                    ---------------------------------
             In case of any such consolidation, merger, sale or conveyance, and following such an assumption by the successor corporation, such successor corporation shall succeed to and be substituted for the Issuer, with the same effect as if it had been named herein. Such successor corporation may cause to be signed, and may issue either in its own name or in the name of the Issuer prior to such succession any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Issuer and delivered to the Trustee; and, upon the order of such successor corporation instead of the Issuer and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of the Issuer to the Trustee for authentication, and any Securities which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All of the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

                       In case of any such consolidation, merger, sale,
             lease or conveyance such changes in phraseology and form (but not in substance) may be made in the Securities or Coupons thereafter to be issued as may be appropriate.

                       In the event of any such sale or conveyance (other
             than a conveyance by way of lease) the Issuer or any successor corporation which shall theretofore have become such in the manner described in this Article shall be discharged from all obligations and covenants under this Indenture and the Securities and may be liquidated and dissolved.

                       SECTION 9.3  Opinion of Counsel to Trustee.  The
                                    -----------------------------
             Trustee, subject to the provisions of Sections 6.1 and 6.2, may receive an Opinion of Counsel, prepared in accordance with Section 11.5, as conclusive evidence that any such consolidation, merger, sale, lease or conveyance, and any such assumption, and any such liquidation or dissolution, complies with the applicable provisions of this Indenture.


                                     ARTICLE TEN

                       SATISFACTION AND DISCHARGE OF INDENTURE;
                                  UNCLAIMED MONEYS.
                                  ----------------


                       SECTION 10.1  Satisfaction and Discharge of
                                     -----------------------------
             Indenture.  (A)  If at any time (a) the Issuer shall have
             ---------
             paid or caused to be paid the principal of and interest on all the Securities of any series Outstanding hereunder and all unmatured Coupons appertaining thereto (other than Securities of such series and Coupons appertaining thereto which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.9) as and when the same shall have become due and payable, or (b) the Issuer shall have delivered to the Trustee for cancellation all Securities of any series theretofore authenticated and all unmatured Coupons appertaining thereto (other than any Securities of such series and Coupons appertaining thereto which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.9) or (c) in the case of any series of Securities where the exact amount (including the currency of payment) of principal of and interest due on which can be determined at the time of making the deposit referred to in clause (ii) below, (i) all the Securities of such series and all unmatured Coupons appertaining thereto not theretofore delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and (ii) the Issuer shall have irrevocably deposited or caused to be deposited with the Trustee as trust funds the entire amount in cash (other than moneys repaid by the Trustee or any paying agent to the Issuer in accordance with Section 10.4) or, in the case of any series of Securities the payments on which may only be made in Dollars, direct obligations of, or obligations guaranteed by, the United States of America, backed by its full faith and credit ("U.S. Government Obligations"), maturing as to principal and interest at such times and in such amounts as will insure the availability of



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             cash, or a combination thereof, sufficient in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay (X) the principal and interest on all Securities of such series and Coupons appertaining thereto on each date that such principal or interest is due and payable and (Y) any mandatory sinking fund payments on the dates on which such payments are due and payable in accordance with the terms of the Indenture
             and the Securities of such series; and if, in any such case, the Issuer shall also pay or cause to be paid all other sums payable hereunder by the Issuer, then this Indenture shall cease to be of further effect (except as to (i) rights of registration of transfer and exchange of Securities of such series and of Coupons appertaining thereto and the Issuer's right of optional redemption, if any, (ii) substitution of mutilated, defaced, destroyed, lost or stolen Securities or Coupons, (iii) rights of Holders of Securities and Coupons appertaining thereto to receive payments of principal thereof and interest thereon, upon the original stated due dates therefor (but not upon acceleration), and remaining rights of the Holders to receive mandatory sinking fund payments, if any, (iv) the rights, obligations, duties and immunities of the Trustee hereunder, (v) the rights of the Holders of Securities of such series and Coupons appertaining thereto as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them, and (vi) the obligations of the Issuer under
             Section 3.2) and the Trustee, on demand of the Issuer accompanied by an Officer's Certificate and an Opinion of Counsel which comply with Section 11.5 and at the cost and expense of the Issuer, shall execute proper instruments acknowledging such satisfaction of and discharging this Indenture; provided, that the rights of Holders of the
                        --------
             Securities and Coupons to receive amounts in respect of principal of and interest on the Securities and Coupons held by them shall not be delayed longer than required by then-applicable mandatory rules or policies of any securities exchange upon which the Securities are listed.
             The Issuer agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred and to compensate the Trustee for any services thereafter reasonably and properly rendered by the Trustee in
             connection with this Indenture or the Securities of such
             series.   Notwithstanding the satisfaction and discharge of
             this Indenture, the obligations of the Issuer to the Trustee under Section 6.6 and the obligations of the Trustee under
             Section 10.1 shall survive.

                       (B) The following provisions shall apply to the Securities of each series unless specifically otherwise provided in a Board Resolution, Officers' Certificate or indenture supplemental hereto provided pursuant to Section
             2.3. In addition to discharge of the Indenture pursuant to the next preceding paragraph, in the case of any series of Securities the exact amounts (including the currency of payment) of principal of and interest due on which can be determined at the time of making the deposit referred to in clause (a) below, the Issuer shall be deemed to have paid and discharged the entire indebtedness on all the Securities of such a series and the Coupons appertaining thereto on the 91st day after the date of the deposit referred to in subparagraph (a) below, and the provisions of this Indenture with respect to the Securities of such series and Coupons appertaining thereto shall no longer be in effect (except as to (i) rights of registration of transfer and exchange of Securities of such series and of Coupons appertaining thereto and the Issuer's right of optional redemption, if any, (ii) substitution of mutilated, defaced, destroyed, lost or stolen Securities or Coupons, (iii) rights of Holders of Securities and Coupons appertaining thereto to receive payments of principal thereof and interest thereon, upon the original stated due dates therefor (but not upon acceleration), and remaining rights of the Holders to receive mandatory sinking fund payments, if any, (iv) the rights, obligations, duties and immunities of the Trustee hereunder, (v) the rights of the Holders of Securities of such series and Coupons appertaining thereto as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them and
             (vi) the obligations of the Issuer under Section 3.2) and the Trustee, at the expense of the Issuer, shall at the Issuer's request, execute proper instruments acknowledging the same, if

                       (a)  with reference to this provision the
                  Issuer has irrevocably deposited or caused to be irrevocably deposited with the Trustee as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities of such series and Coupons appertaining thereto (i) cash in an amount, or (ii) in the case of any series of Securities the payments on which may only be made in Dollars, U.S. Government Obligations, maturing as to principal and interest at such times and in such amounts as will insure the availability of cash or (iii) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay (A) the principal and interest on all Securities of such series and Coupons appertaining thereto on each date that such principal or interest is due and payable and (B) any mandatory sinking fund payments on the dates on which such payments are due and payable in accordance with the terms of the Indenture and the Securities of such series;

                       (b) such deposit will not result in a breach or violation of, or constitute a default under, any agreement or instrument to which the Issuer is a party or by which it is bound;

                       (c)  the Issuer has delivered to the Trustee
                  an Opinion of Counsel based on the fact that (x) the Issuer has received from, or there has been published by, the Internal Revenue Service a ruling or (y) since the date hereof, there has been a change in the applicable Federal income tax law, in either case to the effect that, and such opinion shall confirm that, the Holders of the Securities of such series and Coupons appertaining thereto will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to Federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit, defeasance and discharge had not occurred; and

                       (d)  the Issuer has delivered to the Trustee
                  an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to the defeasance contemplated by this provision have been complied with.

                       (C)  The Issuer shall be released from its
             obligations with respect to the Securities of any series, and any Coupons appertaining thereto, Outstanding (except for: (i) the obligations set forth as exceptions above in paragraph (A); (ii) the obligations to (w) compensate and indemnify the Trustee, (x) to appoint a successor Trustee,
             (y) to repay certain moneys held by the Paying Agent and (z) to return certain unclaimed moneys held by the Trustee; and
             (iii) such obligations of the Issuer as are required by the Trust Indenture Act) on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"). For this purpose, such covenant defeasance means that, with respect to the Outstanding Securities of any series, the Issuer is required only to comply with the above obligations and shall have no liability in respect of any term, condition or limitation set forth in any other Section, whether directly or indirectly by reason of any reference to such Section by any other remaining provision or in any other document and such compliance only to the above obligations shall not constitute an Event of Default under Section 5.1. The following shall be the conditions to application of this subsection C of this Section 10.1:

                       (a)  The Issuer has irrevocably deposited or
                  caused to be deposited with the Trustee as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the holders of the Securities of such series and coupons appertaining thereto, (i) cash in an amount, or (ii) in the case of any series of Securities the payments on which may only be made in Dollars, U.S. Government Obligations maturing as to principal and interest at such times and in such amounts as will insure the availability of cash or (iii) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay (X) the principal and interest on all Securities of such series and Coupons appertaining thereto and (Y) any mandatory sinking fund payments on the day on which such payments are due and payable in accordance with the terms of the Indenture and the Securities of such series.

                       (b) Such covenant defeasance shall not cause the Trustee to have a conflicting interest as defined in Section 6.8 and for purposes of the Trust Indenture Act of 1939 with respect to any securities of the Issuer.

                       (c)  Such covenant defeasance shall not
                  result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Issuer is a party or by which it is bound.

                       (d)  The Issuer shall have delivered to the
                  Trustee an Opinion of Counsel to the effect that the Holders of the Securities of such series and Coupons appertaining thereto will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

                       (e)  The Issuer shall have delivered to the
                  Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to the covenant defeasance contemplated by this provision have been complied with.

                       SECTION 10.2  Application by Trustee of Funds
                                     -------------------------------
             Deposited for Payment of Securities.  Subject to Section
             -----------------------------------
             10.4, all moneys deposited with the Trustee pursuant to
             Section 10.1 shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Issuer acting as its own paying agent), to the Holders of the particular Securities of such series and of Coupons appertaining thereto for the payment or redemption of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest; but such money need not be segregated from other funds except to the extent required by law.

                       SECTION 10.3  Repayment of Moneys Held by Paying
                                     ----------------------------------
             Agent.  In connection with the satisfaction and discharge of
             -----
             this Indenture with respect to Securities of any series, all moneys then held by any paying agent under the provisions of this Indenture with respect to such series of Securities shall, upon demand of the Issuer, be repaid to it or paid to the Trustee and thereupon such paying agent shall be released from all further liability with respect to such moneys.

                       SECTION 10.4  Return of Moneys Held by Trustee and
                                     ------------------------------------
             Paying Agent Unclaimed for Two Years.  Any moneys or
             ------------------------------------
             Government Securities deposited with or paid to the Trustee or any paying agent for the payment of the principal of or interest on any Security of any series or Coupons appertaining thereto and not applied but remaining unclaimed for two years after the date upon which such principal or interest shall have become due and payable, shall, upon the written request of the Issuer and unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, be repaid to the Issuer by the Trustee for such series or such paying agent, and the Holder of the Security of such series shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property laws, thereafter look only to the Issuer for any payment which such Holder may be entitled to collect, and all liability of the Trustee or any paying agent with respect to such moneys shall thereupon cease.


                                    ARTICLE ELEVEN

                               MISCELLANEOUS PROVISIONS
                               ------------------------


                       SECTION 11.1  Incorporators, Stockholders,
                                     ----------------------------
             Officers and Directors of Issuer Exempt from Individual
             -------------------------------------------------------
             Liability.  No recourse under or upon any obligation,
             ---------
             covenant or agreement contained in this Indenture, or in any Security or Coupons, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such or against any past, present or future stockholder, officer or director, as such, of the Issuer or of any successor, either directly or through the Issuer or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities and the Coupons appertaining thereto by the holders thereof and as part of the consideration for the issue of the Securities and the Coupons appertaining thereto.

                       SECTION 11.2  Provisions of Indenture for the Sole
                                     ------------------------------------
             Benefit of Parties and Securityholders.  Nothing in this
             --------------------------------------
             Indenture or in the Securities and the Coupons appertained thereto, expressed or implied, shall give or be construed to give to any person, firm or corporation, other than the parties hereto and their successors and the Holders of the Securities and the Coupons appertaining thereto, any legal or equitable right, remedy or claim under this Indenture or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors and of the Holders of the Securities or Coupons, if any.

                       SECTION 11.3  Successors and Assigns of Issuer
                                     --------------------------------
             Bound by Indenture.  All the covenants, stipulations,
             ------------------
             promises and agreements in this Indenture contained by or in behalf of the Issuer shall bind its successors and assigns, whether so expressed or not.

                       SECTION 11.4  Notices and Demands on Issuer,
                                     ------------------------------
             Trustee and Securityholders.  Any notice or demand which by
             ---------------------------
             any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders of Securities to or on the Issuer may be given or served (i) in the case of the Trustee, by telecopier, confirmed by overnight courier, and (ii) in the case of the Holders of Securities, by being deposited postage prepaid, first-class mail (except as otherwise specifically provided herein) addressed (until another address of the Issuer is filed by the Issuer with the Trustee) to RJR Nabisco, Inc. at 1301 Avenue of the Americas, New York, New York, 10019, (telefax 212-969-9230), Attention: General Counsel. Any notice, direction, request or demand by the Issuer or any Securityholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made (i) in the case of the Issuer, by telecopier and confirmed by overnight courier and (ii) in the case of any Securityholder, at the Corporate Trust Office which is on the date hereof 120 Wall Street, New York, New York 10043, Attention: Corporate Trust Administration (telefax 212-480-1614).

                       Where this Indenture provides for notice to
             Holders of Registered Securities, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, to each such Holder entitled thereto, at his last address as it appears in the Security register. In any case where notice to such Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                       In case, by reason of the suspension of or
             irregularities in regular mail service, it shall be impracticable to mail notice to the Issuer and Securityholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

                       SECTION 11.5  Officers' Certificates and Opinions
                                     -----------------------------------
             of Counsel; Statements to Be Contained Therein.  Upon any
             ----------------------------------------------
             application or demand by the Issuer to the Trustee to take any action under any of the provisions of this Indenture, the Issuer shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

                       Each certificate or opinion provided for in this
             Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (a) a statement that the person making such certificate or opinion has read such covenant or condition, (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based, (c) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with and (d) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

                       Any certificate, statement or opinion of an
             officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters, information with respect to which is in the possession of the Issuer, upon the certificate, statement or opinion of or representations by an officer of officers of the Issuer, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

                       Any certificate, statement or opinion of an
             officer of the Issuer or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Issuer, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

                       Any certificate or opinion of any independent firm
             of public accountants filed with the Trustee shall contain a statement that such firm is independent.

                       SECTION 11.6  Payments Due on Saturdays, Sundays
                                     ----------------------------------
             and Holidays.  If the date of maturity of interest on or
             ------------
             principal of the Securities of any series or any Coupons appertaining thereto or the date fixed for redemption or repayment of any such Security or Coupon shall not be a Business Day, then payment of interest or principal need not be made on such date, but may be made on the next succeeding Business Day (unless otherwise provided in the terms of the Security) with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period after such date.

                       SECTION 11.7  Conflict of Any Provision of
                                     ----------------------------
             Indenture with Trust Indenture Act of 1939.  If and to the
             ------------------------------------------
             extent that any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture by operation of Sections 310 to 317, inclusive, of the Trust Indenture Act of 1939 (an
             "incorporated provision"), such incorporated provision shall control.

                       SECTION 11.8  New York Law to Govern.  This
                                     ----------------------
             Indenture and each Security shall be deemed to be a contract under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such State, regardless of the laws that might otherwise govern under applicable New York principles of conflicts of law and except as may otherwise be required by mandatory provisions of law.

                       SECTION 11.9  Counterparts.  This Indenture may be
                                     ------------
             executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

                       SECTION 11.10  Effect of Headings.  The Article
                                      ------------------
             and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                       SECTION 11.11  Securities in a Foreign Currency or
                                      -----------------------------------
             in ECU.  Unless otherwise specified in an Officers'
             ------
             Certificate delivered pursuant to Section 2.3 of this Indenture with respect to a particular series of Securities, whenever for purposes of this Indenture any action may be taken by the Holders of a specified percentage in aggregate principal amount of Securities of all series or all series affected by a particular action at the time Outstanding and, at such time, there are Outstanding Securities of any series which are denominated in a coin or currency other than Dollars (including ECUs), then the principal amount of Securities of such series which shall be deemed to be Outstanding for the purpose of taking such action shall be that amount of Dollars that could be obtained for such amount at the Market Exchange Rate. For purposes of this
             Section 11.11, Market Exchange Rate shall mean the noon Dollar buying rate in New York City for cable transfers of that currency as published by the Federal Reserve Bank of New York; provided, however, in the case of ECUs, Market
                       --------  -------
             Exchange Rate shall mean the rate of exchange determined by the Commission of the European Communities (or any successor thereto) as published in the Official Journal of the European Communities (such publication or any successor publication, the "Journal"). If such Market Exchange Rate is not available for any reason with respect to such currency, the Trustee shall use, in its sole discretion and without liability on its part, such quotation of the Federal Reserve Bank of New York or, in the case of ECUs, the rate of exchange as published in the Journal, as of the most recent available date, or quotations or, in the case of ECUs, rates of exchange from one or more major banks in The City of New York or in the country of issue of the currency in question, which for purposes of the ECU shall be Brussels, Belgium, or such other quotations or, in the case of ECU, rates of exchange as the Trustee shall deem appropriate. The provisions of this paragraph shall apply in determining the equivalent principal amount in respect of Securities of a series denominated in a currency other than Dollars in connection with any action taken by Holders of Securities pursuant to the terms of this Indenture.

                    All decisions and determinations of the Trustee
             regarding the Market Exchange Rate or any alternative determination provided for in the preceding paragraph shall be in its sole discretion and shall, in the absence of manifest error, be conclusive to the extent permitted by law for all purposes and irrevocably binding upon the Issuer and all Holders.

                       SECTION 11.12  Judgment Currency.  The Issuer
                                      -----------------
             agrees, to the fullest extent that it may effectively do so under applicable law, that (a) if for the purpose of obtaining judgment in any court it is necessary to convert the sum due in respect of the principal of or interest on the Securities of any series (the "Required Currency") into a currency in which a judgment will be rendered (the "Judgment Currency"), the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the Required Currency with the Judgment Currency on the day on which final unappealable judgment is entered, unless such day is not a New York Banking Day, then, to the extent permitted by applicable law, the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the Required Currency with the Judgment Currency on the New York Banking Day preceding the day on which final unappealable judgment is entered and (b) its obligations under this Indenture to make payments in the Required Currency (i) shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment (whether or not entered in accordance with subsection (a)), in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the actual receipt, by the payee, of the full amount of the Required Currency expressed to be payable in respect of such payments, (ii) shall be enforceable as an alternative or additional cause of action for the purpose of recovering in the Required Currency the amount, if any, by which such actual receipt shall fall short of the full amount of the Required Currency so expressed to be payable and (iii) shall not be affected by judgment being obtained for any other sum due under this Indenture. For purposes of the foregoing, "New York Banking Day" means any day except a Saturday, Sunday or a legal holiday in The City of New York or a day on which banking institutions in The City of New York are authorized or required by law or executive order to close.

                       SECTION 11.13  Severability of Provisions.  Any
                                      --------------------------
             prohibition, invalidity or unenforceability of any provision of this Indenture in any jurisdiction shall not invalidate or render unenforceable the remaining provisions hereof in such jurisdiction and shall not invalidate or render unenforceable such provision in any other jurisdiction.

                       SECTION 11.14  Company Released from Indenture
                                      -------------------------------
             Requirements Under Certain Circumstances.  Whenever in this
             ----------------------------------------
             Indenture the Issuer shall be required to do or not to do anything so long as any of the Securities of any series shall be Outstanding, the Issuer shall, notwithstanding any such provision, not be required to comply with such provisions if it shall be entitled to have this Indenture satisfied and discharged pursuant to the provisions hereof, even though in either case the Holders of any of the Securities of that series shall have failed to present and surrender them for payment pursuant to the terms of this Indenture.


                                    ARTICLE TWELVE

                      REDEMPTION OF SECURITIES AND SINKING FUNDS
                      ------------------------------------------


                       SECTION 12.1  Applicability of Article.  The
                                     ------------------------
             provisions of this Article shall be applicable to the Securities of any series which are redeemable before their maturity or to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 2.3 for Securities of such series.

                       SECTION 12.2  Notice of Redemption; Partial
                                     -----------------------------
             Redemptions.  Notice of redemption to the Holders of
             -----------
             Registered Securities of any series to be redeemed as a whole or in part at the option of the Issuer shall be given by mailing notice of such redemption by first class mail, postage prepaid, at least 30 days and not more than 60 days prior to the date fixed for redemption to such Holders of Registered Securities of such series at their last addresses as they shall appear upon the registry books. Notice of redemption to the Holders of Unregistered Securities to be redeemed as a whole or in part, who have filed their names and addresses with the Trustee pursuant to Section 313(c)(2) of the Trust Indenture Act of 1939, shall be given by mailing notice of such redemption, by first class mail, postage prepaid, at least 30 days and not more than 60 prior to the date fixed for redemption, to such Holders at such addresses as were so furnished to the Trustee (and, in the case of any such notice given by the Issuer, the Trustee shall make such information available to the Issuer for such purpose). Notice of redemption to all other Holders of Unregistered Securities shall be published in an Authorized Newspaper in the Borough of Manhattan, The City of New York and in an Authorized Newspaper in London (and, if required by Section 3.9, in an Authorized Newspaper in Luxembourg), in each case, once in each of three successive calendar weeks, the first publication to be not less than 30 nor more than 60 days prior to the date fixed for redemption. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice. Failure to give notice by mail, or any defect in the notice to the Holder of any Security of a series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security of such series.

                       The notice of redemption to each such Holder shall
             specify the principal amount of each Security of such series held by such Holder to be redeemed, the date fixed for redemption, the redemption price, the place or places of payment, that payment will be made upon presentation and surrender of such Securities and, in the case of Securities with Coupons attached thereto, of all Coupons appertaining thereto maturing after the date fixed for redemption, that such redemption is pursuant to the mandatory or optional sinking fund, or both, if such be the case, that interest accrued to the date fixed for redemption will be paid as specified in such notice and that on and after said date interest thereon or on the portions thereof to be redeemed will cease to accrue. In case any Security of a series is to be redeemed in part only the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Security, a new Security or Securities of such series in principal amount equal to the unredeemed portion thereof will be issued.

                       The notice of redemption of Securities of any
             series to be redeemed at the option of the Issuer shall be given by the Issuer or, at the Issuer's request, by the Trustee in the name and at the expense of the Issuer.

                       On or before the redemption date specified in the
             notice of redemption given as provided in this Section, the Issuer will deposit with the Trustee or with one or more paying agents (or, if the Issuer is acting as its own paying agent, set aside, segregate and hold in trust as provided in
             Section 3.4) an amount of money sufficient to redeem on the redemption date all the Securities of such series so called for redemption at the appropriate redemption price, together with accrued interest to the date fixed for redemption. If less than all the outstanding Securities of a series are to be redeemed, the Issuer will deliver to the Trustee at least 15 days prior to the last date on which notice of redemption may be given to Holders pursuant to the first paragraph of this Section 12.2 (or such shorter period as shall be acceptable to the Trustee) an Officers' Certificate stating the aggregate principal amount of Securities to be redeemed. In case of a redemption at the election of the Issuer prior to the expiration of any restriction on such redemption, the Issuer shall deliver to the Trustee, prior to the giving of any notice of redemption to Holders pursuant to this Section, an Officer's Certificate stating that such redemption is not prohibited by such restriction.



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






                       If less than all the Securities of a series are to
             be redeemed, the Trustee shall select, in such manner as it shall deem appropriate and fair, Securities of such Series to be redeemed in whole or in part. Securities may be redeemed in part in multiples equal to the minimum authorized denomination for Securities of such series or any multiple thereof. The Trustee shall promptly notify the Issuer in writing of the Securities of such series selected for redemption and, in the case of any Securities of such series selected for partial redemption, the principal amount thereof to be redeemed. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities of any series shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

                       If all of the outstanding Securities of a series
             are to be redeemed, the Issuer will deliver to the Trustee at least 10 days prior to the last date on which notice of redemption may be given to Holders pursuant to the first paragraph of this Section 12.2 an Officers' Certificate stating that all such Securities are to be redeemed. In case of a redemption at the election of the Issuer prior to the expiration of any restriction on such redemption, the Issuer shall deliver to the Trustee, prior to the giving of any notice of redemption to Holders pursuant to this Section, an Officer's Certificate stating that such redemption is not prohibited by such restriction.

                       SECTION 12.3  Payment of Securities Called for
                                     --------------------------------
             Redemption.  If notice of redemption has been given as above
             ----------
             provided, the Securities or portions of Securities specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption, and on and after said date (unless the Issuer shall default in the payment of such Securities at the redemption price, together with interest accrued to said date) interest on the Securities or portions of Securities so called for redemption shall cease to accrue, and the unmatured Coupons, if any, appertaining thereto shall be void and, except as provided in Sections 6.5 and 10.4, such Securities shall cease from and after the date fixed for redemption to be entitled to any benefit or security under this Indenture, and the Holders thereof shall have no right in respect of such Securities except the right to receive the redemption price thereof and unpaid interest to the date fixed for redemption. On presentation and surrender of such Securities at a place of payment specified in said notice, together with all Coupons, if any, appertaining thereto maturing after the date fixed for redemption, said Securities or the specified portions thereof shall be paid and redeemed by the Issuer at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption; provided that payment of interest
                                   --------
             becoming due on or prior to the date fixed for redemption shall be payable in the case of Securities with Coupons attached thereto, to the Holders of the Coupons for such interest upon surrender thereof, and in the case of Registered Securities, to the Holders of such Registered Securities registered as such on the relevant record date subject to the terms and provisions of Sections 2.3 and 2.7 hereof.

                       If any Security called for redemption shall not be
             so paid upon surrender thereof for redemption, the principal shall, until paid or duly provided for, bear interest from the date fixed for redemption at the rate of interest or Yield to Maturity (in the case of an Original Issue Discount Security) borne by such Security.

                        If any Security with Coupons attached thereto is
             surrendered for redemption and is not accompanied by all appurtenant Coupons maturing after the date fixed for redemption, the surrender of such missing Coupon or Coupons may be waived by the Issuer and the Trustee, if there be furnished to each of them such security or indemnity as they may require to save each of them harmless.

                       Upon presentation of any Security redeemed in part
             only, the Issuer shall execute and the Trustee shall authenticate and deliver to or on the order of the Holder thereof, at the expense of the Issuer, a new Security or Securities of such series (with Coupons attached, if any), of authorized denominations, in principal amount equal to the unredeemed portion of the Security so presented.

                       SECTION 12.4  Exclusion of Certain Securities from
                                     ------------------------------------
             Eligibility for Selection for Redemption.  Securities shall
             ----------------------------------------
             be excluded from eligibility for selection for redemption if they are identified by registration and certificate number in a written statement signed by an authorized officer of the Issuer and delivered to the Trustee at least 40 days prior to the last date on which notice of redemption may be given as being owned of record and beneficially by, and not pledged or hypothecated by either (a) the Issuer or (b) an entity specifically identified in such written statement directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer.

                       SECTION 12.5  Mandatory and Optional Sinking
                                     ------------------------------
             Funds.  The minimum amount of any sinking fund payment
             -----
             provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of the Securities of any series is herein referred to as an "optional sinking fund payment". The date on which a sinking fund payment is to be made is herein referred to as the "sinking fund payment date".

                       In lieu of making all or any part of any mandatory
             sinking fund payment with respect to any series of Securities in cash, the Issuer may at its option (a) deliver to the Trustee Securities of such series theretofore purchased or otherwise acquired (except upon redemption pursuant to the mandatory sinking fund) by the Issuer or receive credit for Securities of such series (not previously so credited) theretofore purchased or otherwise acquired (except as aforesaid) by the Issuer and delivered to the Trustee for cancellation pursuant to Section 2.10, (b) receive credit for optional sinking fund payments (not previously so credited) made pursuant to this Section, or
             (c) receive credit for Securities of such series (not previously so credited) redeemed by the Issuer through any optional redemption provision contained in the terms of such series. Securities so delivered or credited shall be received or credited by the Trustee at the sinking fund redemption price specified in such Securities.

                       On or before the sixtieth day next preceding each
             sinking fund payment date for any series, the Issuer will deliver to the Trustee an Officer's Certificate (which need not contain the statements required by Section 11.5) (a) specifying the portion of the mandatory sinking fund payment to be satisfied by payment of cash and the portion to be satisfied by credit of Securities of such series and the basis for such credit, (b) stating that none of the Securities of such series has theretofore been so credited,
             (c) stating that no defaults in the payment of interest or Events of Default with respect to such series have occurred (which have not been waived or cured) and are continuing and
             (d) stating whether or not the Issuer intends to exercise its right to make an optional sinking fund payment with respect to such series and, if so, specifying the amount of such optional sinking fund payment which the Issuer intends to pay on or before the next succeeding sinking fund payment date. Any Securities of such series to be credited and required to be delivered to the Trustee in order for the Issuer to be entitled to credit therefor as aforesaid which have not theretofore been delivered to the Trustee shall be delivered for cancellation pursuant to Section 2.10 to the

             Trustee with such Officer's Certificate (or reasonably promptly thereafter if acceptable to the Trustee). Such Officer's Certificate shall be irrevocable and upon its receipt by the Trustee the Issuer shall become unconditionally obligated to make all the cash payments or payments therein referred to, if any, on or before the next succeeding sinking fund payment date. Failure of the Issuer, on or before any such sixtieth day, to deliver such Officer's Certificate and Securities specified in this paragraph, if any, shall not constitute a default but shall constitute, on and as of such date, the irrevocable election of the Issuer (i) that the mandatory sinking fund payment for such series due on the next succeeding sinking fund payment date shall be paid entirely in cash without the option to deliver or credit Securities of such series in respect thereof and (ii) that the Issuer will make no optional sinking fund payment with respect to such series as provided in this Section.

                       If the sinking fund payment or payments (mandatory
             or optional or both) to be made in cash on the next succeeding sinking fund payment date plus any unused balance of any preceding sinking fund payments made in cash shall exceed $50,000 (or the equivalent thereof in any Foreign Currency or ECU) or a lesser sum if the Issuer shall so request with respect to the Securities of any particular series, such cash shall be applied on the next succeeding sinking fund payment date to the redemption of Securities of such series at the sinking fund redemption price together with accrued interest to the date fixed for redemption. If such amount shall be $50,000 (or the equivalent thereof in any Foreign Currency or ECU) or less and the Issuer makes no such request then it shall be carried over until a sum in excess of $50,000 (or the equivalent thereof in any Foreign Currency or ECU) is available. The Trustee shall select, in the manner provided in Section 12.2, for redemption on such sinking fund payment date a sufficient principal amount of Securities of such series to absorb said cash, as nearly as may be, and shall (if requested in writing by the Issuer) inform the Issuer of the serial numbers of the Securities of such series (or portions thereof) so selected. Securities shall be excluded from eligibility for redemption under this
             Section if they are identified by registration and certificate number in an Officer's Certificate delivered to the Trustee at least 60 days prior to the sinking fund payment date as being owned of record and beneficially by, and not pledged or hypothecated by either (a) the Issuer or
             (b) an entity specifically identified in such Officer's Certificate as directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer. The Trustee, in the name and at the expense of the Issuer (or the Issuer, if it shall so request the Trustee in writing) shall cause notice of redemption of the Securities of such series to be given in substantially the manner provided in Section 12.2 (and with the effect provided in Section 12.3) for the redemption of Securities of such series in part at the option of the Issuer. The amount of any sinking fund payments not so applied or allocated to the redemption of Securities of such series shall be added to the next cash sinking fund payment for such series and, together with such payment, shall be applied in accordance with the provisions of this Section. Any and all sinking fund moneys held on the stated maturity date of the Securities of any particular series (or earlier, if such maturity is accelerated), which are not held for the payment or redemption of particular Securities of such series shall be applied, together with other moneys, if necessary, sufficient for the purpose, to the payment of the principal of, and interest on, the Securities of such series at maturity.

                       On or before each sinking fund payment date, the
             Issuer shall pay to the Trustee in cash or shall otherwise provide for the payment of all interest accrued to the date fixed for redemption on Securities to be redeemed on the next following sinking fund payment date.

                       The Trustee shall not redeem or cause to be
             redeemed any Securities of a series with sinking fund moneys or mail any notice of redemption of Securities for such series by operation of the sinking fund during the continuance of a default in payment of interest on such Securities or of any Event of Default except that, where the mailing of notice of redemption of any Securities shall theretofore have been made, the Trustee shall redeem or cause to be redeemed such Securities, provided that it shall have received from the Issuer a sum sufficient for such redemption. Except as aforesaid, any moneys in the sinking fund for such series at the time when any such default or Event of Default shall occur, and any moneys thereafter paid into the sinking fund, shall, during the continuance of such default or Event of Default, be deemed to have been collected under Article Five and held for the payment of all such Securities. In case such Event of Default shall have been waived as provided in Section 5.10 or the default cured on or before the sixtieth day preceding the sinking fund payment date in any year, such moneys shall thereafter be applied on the next succeeding sinking fund payment date in accordance with this Section to the redemption of such Securities.

                       IN WITNESS WHEREOF, the parties hereto have caused
             this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the date first written above.




                                           RJR NABISCO, INC., ISSUER

                                           By:
                                              -----------------------------
                                              Name:
                                              Title:
             [CORPORATE SEAL]


             Attest:

             By:
                ------------------------
                Name:
                Title:


                                           CITIBANK, N.A., as Trustee


                                           By:
                                              ---------------------
                                              Name:
                                              Title:
             [CORPORATE SEAL]


             Attest:

             By:
                -----------------------
                Name:
                Title:

             STATE OF NEW YORK  )
                                ) ss.:
             COUNTY OF NEW YORK )



                  On this __ day of _______, 1995 before me personally came ________________ to me personally known, who, being by me duly sworn, did depose and say that he resides at ___________ that he is a _____________ of RJR NABISCO, INC., one of the corporations described in and which executed the above instrument; and that he signed his name thereto by authority of the Board of Directors of said corporation.


        [NOTARIAL SEAL]


                                           -----------------------
                                                 Notary Public

        STATE OF NEW YORK   )
                            ) ss.:
        COUNTY OF NEW YORK  )



                  On this __ day of ______, 1995 before me personally came __________ to me personally known, who, being by me duly sworn, did depose and say that he resides at _________ that he is a _____________ of Citibank, N.A., one of the corporations described in and which executed the above instrument; that she knows the corporate seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that she signed her name thereto by like authority.


        [NOTARIAL SEAL]

                                           ------------------------
                                                 Notary Public

                                FORM OF NOTE [DEBENTURE]




        CUSIP:  ___________
        No. ___                                   $___________



        Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.



                                   RJR NABISCO, INC.

                           _____% [Note][Debenture] due ____


                  RJR NABISCO, INC., a Delaware corporation (the "Issuer", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede &
        Co. or registered assigns, at the office or agency of the Issuer in New York, New York, the principal sum of $______________ Dollars on _________, in the coin or currency of the United States, and to pay interest, [monthly][quarterly][semi-annually] on ______________ (each an "Interest Payment Date") each year, commencing ___________, on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified in the title of this [Note][Debenture], from the Interest Payment Date next preceding the date of this [Note][Debenture] to which interest has been paid or duly provided for, unless the date hereof is a date to which interest has been paid or duly provided for, in which case from the date of this [Note][Debenture], or unless no interest has been paid or duly provided for on these [Notes][Debentures], in which case from ___________, until payment of said principal sum has been made or duly provided for; provided, that
                                                               --------
        payment of interest may be made at the option of the Issuer by check mailed to the address of the person entitled thereto as such address shall appear on the Security register or by wire transfer.

        Notwithstanding the foregoing, if the date hereof is after ______________ and before the following Interest Payment Date, this [Note][Debenture] shall bear interest from such Interest Payment Date; provided, that if the Issuer shall default in the payment of interest
        --------
        due on such Interest Payment Date, then this [Note][Debenture] shall bear interest from the next preceding Interest Payment Date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for on these [Notes][Debentures], from ____________. The interest so payable on any Interest Payment Date will, subject to certain exceptions provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this [Note][Debenture] is registered at the close of business on the ____________ next preceding such Interest Payment Date, whether or not such day is a business day.

                  Reference is made to the further provisions of this [Note][Debenture] set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

                  This [Note][Debenture] shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.

                  IN WITNESS WHEREOF, RJR NABISCO, INC. has caused this instrument to be signed manually or by facsimile by its duly authorized officers and has caused a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.

        Dated:

                                      RJR NABISCO, INC.



                                      By_________________________
                                        Name:
                                        Title:















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









                             CERTIFICATE OF AUTHENTICATION


                  This one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


        Dated:                        CITIBANK, N.A.,
                                         as Trustee


                                      By______________________
        Authorized Officer

                              REVERSE OF [NOTE][DEBENTURE]

                                   RJR NABISCO, INC.

                            _____% [Note][Debenture] due ____

                  This [Note][Debenture] is one of a duly authorized issue of debentures, notes, bonds or other evidences of indebtedness of the issuer (hereinafter called the "Securities") of the series hereinafter specified, all issued or to be issued under and pursuant to an amended and restated indenture dated as of ________, 1995 (herein called the "Indenture"), duly executed and delivered by the Issuer to Citibank, N.A., as Trustee (herein called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the Holders of the Securities. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary as in the Indenture provided. This [Note][Debenture] is one of a series designated as the _______% [Notes][Debentures] due ____ of the Issuer, limited in aggregate principal amount to $___________.

                  Interest will be computed on the basis of a 360-day year of twelve 30-day months. The Issuer shall pay interest on overdue principal and, to the extent lawful, on overdue installments of interest at the rate per annum borne by this [Note][Debenture]. If a payment
                    --- -----
        date is not a business day at a place of payment, payment may be made at that place on the next succeeding day that is a business day, and no interest shall accrue for the intervening period.

                  In case an Event of Default with respect to the _____% [Notes][Debentures] due ____, as defined in the Indenture, shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

                  The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding (as defined in the Indenture) of all series to be affected (voting as one class), evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each such series; provided, that no such
                                                       --------
        supplemental indenture shall (i) extend the final maturity of any



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






        Security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of any interest thereon, or reduce any amount payable on redemption thereof or make the principal thereof (including any amount in respect of original issue discount), or interest thereon payable in any coin or currency other than that provided in the Securities and Coupons or in accordance with the terms thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon an acceleration of the maturity thereof pursuant to Section 5.1 of the Indenture or the amount thereof provable in bankruptcy pursuant to Section 5.2 of the Indenture, or alter the provisions of Sections 11.11 or 11.12 of the Indenture, or impair or affect the right of any Securityholder to institute suit for the payment thereof or, if the Securities provide therefor, any right of repayment at the option of the Securityholder in each case without the consent of the Holder of each Security so affected, or (ii) reduce the aforesaid percentage of Securities, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holder of each Security affected. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, the Holders of a majority in aggregate principal amount Outstanding of the Securities of such series (or, in the case of certain defaults or Events of Default, all or certain series of the Securities) may, on behalf of the Holders of all the Securities of such series (or all or certain series of the Securities, as the case may be), in certain events waive all defaults with respect to such series (or with respect to all or certain series of the Securities, as the case may be) and rescind and annul a declaration accelerating the maturity of such Securities and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon. The preceding sentence shall not apply to a default in the payment of the principal of or premium, if any, or interest on any of the Securities. Any such consent or waiver by the Holder of this [Note][Debenture] (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this [Note][Debenture] and any [Notes][Debentures] which may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this [Note][Debenture] or such other [Notes][Debentures].

                  No reference herein to the Indenture and no provision of this [Note][Debenture] or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and interest on this [Note][Debenture] in the manner, at the place, at the respective times, at the rate and in the coin or currency herein prescribed.

                  The [Notes][Debentures] are issuable initially only in registered form without coupons in denominations of $_____ and any multiple of $_____ at the office or agency of the Issuer in the Borough of Manhattan, The City of New York, and in the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge, [Notes][Debentures] may be exchanged for a like aggregate principal amount of [Notes][Debentures] of other authorized denominations.

                  This [Note][Debenture] will not be redeemable prior to maturity.

                  Upon due presentment for registration of transfer of this [Note][Debenture] at the office or agency of the Issuer in the Borough of Manhattan, The City of New York, a new [Note][Debenture] or [Notes][Debentures] of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

                  The Issuer, the Trustee and any authorized agent of the Issuer or the Trustee may deem and treat the registered Holder hereof as the absolute owner of this [Note][Debenture] (whether or not this [Note][Debenture] shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Issuer or the Trustee or any authorized agent of the Issuer or the Trustee), for the purpose of receiving payment of, or on account of, the principal hereof and premium, if any, and, subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

                  No recourse under or upon any obligation, covenant or agreement of the Issuer in the Indenture or any indenture supplemental thereto or in any [Note][Debenture], or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present, or future, of the Issuer or of any successor corporation, either directly or through the Issuer or any successor corporation, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

                  Terms used herein which are defined in the Indenture shall have the respective meanings assigned thereto in the Indenture.











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